       1                                      CONFORMED COPY




                       $1,620,000,000



                 REVOLVING CREDIT AGREEMENT



                         dated as of



                      February 28, 1995



                            among



                  NATIONAL RURAL UTILITIES
              COOPERATIVE FINANCE CORPORATION,


                  THE BANKS LISTED HEREIN,


                 J.P. MORGAN SECURITIES INC.

                             and

                  THE BANK OF NOVA SCOTIA,
                  as CO-SYNDICATION AGENTS

                             and


         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as ADMINISTRATIVE AGENT

                         Arranged by
                 J.P. MORGAN SECURITIES INC.

       2             TABLE OF CONTENTS

                                                        Page


                          ARTICLE I

                         DEFINITIONS

       SECTION 1.01.  Definitions                          1
       SECTION 1.02.  Accounting Terms and
                      Determinations                      14
       SECTION 1.03.  Types of Borrowings                 15



                         ARTICLE II

                         THE CREDITS

       SECTION 2.01.  Commitments to Lend                 15
       SECTION 2.02.  Notice of Committed Borrowings      16
       SECTION 2.03.  Money Market Borrowings             17
       SECTION 2.04.  Notice to Banks; Funding of Loans   21
       SECTION 2.05.  Notes                               22
       SECTION 2.06.  Maturity of Loans                   23
       SECTION 2.07.  Interest Rates                      23
       SECTION 2.08.  Fees                                27
       SECTION 2.09.  Optional Termination or Reduction
                      of Commitments                      27
       SECTION 2.10.  Mandatory Termination of
                      Commitments                         28
       SECTION 2.11.  Optional Prepayments                28
       SECTION 2.12.  General Provisions as to Payments   28
       SECTION 2.13.  Funding Losses.                     29
       SECTION 2.14.  Computation of Interest and Fees    29
       SECTION 2.15.  Withholding Tax Exemption.          29
       SECTION 2.16.  Increase of Commitments.            30


                         ARTICLE III

                         CONDITIONS

       SECTION 3.01.  Closing                             31
       SECTION 3.02.  Borrowings                          33

         3                           ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

       SECTION 4.01.  Corporate Existence, Power and
                      Authority                           34
       SECTION 4.02.  Financial Statements                35
       SECTION 4.03.  Litigation                          36
       SECTION 4.04.  Governmental Authorizations         36
       SECTION 4.05.  Capital Term Certificates           36
       SECTION 4.06.  No Violation of Agreements          36
       SECTION 4.07.  No Event of Default under the
                      Indentures                          37
       SECTION 4.08.  Compliance with ERISA               38
       SECTION 4.09.  Compliance with Other Laws          38
       SECTION 4.10.  Tax Status                          38
       SECTION 4.11.  Investment Company Act              38
       SECTION 4.12.  Public Utility Holding Company Act  38
       SECTION 4.13.  Disclosure                          38
       SECTION 4.14.  Subsidiaries                        39
       SECTION 4.15.  Environmental Matters               39



                          ARTICLE V

                          COVENANTS

       SECTION 5.01.  Corporate Existence                 40
       SECTION 5.02.  Disposition of Assets; Merger;
                      Character of Business; etc.         40
       SECTION 5.03.  Financial Information               40
       SECTION 5.04.  Default Certificates                42
       SECTION 5.05.  Notice of Litigation, Legislative
                      Developments and Defaults           43
       SECTION 5.06.  ERISA                               44
       SECTION 5.07.  Payment of Charges                  44
       SECTION 5.08.  Inspection of Books and Assets      44
       SECTION 5.09.  Indebtedness                        45
       SECTION 5.10.  Liens                               46
       SECTION 5.11.  Maintenance of Insurance            46
       SECTION 5.12.  Subsidiaries and Joint Ventures     47
       SECTION 5.13.  Minimum Net Worth                   47
       SECTION 5.14.  Minimum TIER                        47
       SECTION 5.15.  Retirement of Patronage Capital     47
       SECTION 5.16.  Use of Proceeds                     47





       4                             ARTICLE VI

                                     DEFAULTS

       SECTION 6.01.  Events of Default                   48
       SECTION 6.02.  Notice of Default                   50



                         ARTICLE VII

                          THE AGENT

       SECTION 7.01.  Appointment and Authorization       51
       SECTION 7.02.  Agent and Affiliates                51
       SECTION 7.03.  Action by Agent                     51
       SECTION 7.04.  Consultation with Experts           51
       SECTION 7.05.  Liability of Agent                  51
       SECTION 7.06.  Indemnification                     52
       SECTION 7.07.  Credit Decision                     52
       SECTION 7.08.  Successor Agent                     52
       SECTION 7.09.  Co-Syndication Agents Not Liable    53





                        ARTICLE VIII

                   CHANGE IN CIRCUMSTANCES

       SECTION 8.01.  Basis for Determining Interest Rate
                      Inadequate or Unfair                53
       SECTION 8.02.  Illegality                          54
       SECTION 8.03.  Increased Cost and Reduced Return   54
       SECTION 8.04.  Base Rate Loans Substituted for
                      Affected Fixed Rate Loans           56






                         ARTICLE IX

                        MISCELLANEOUS

       SECTION 9.01.  Notices                             57
       SECTION 9.02.  No Waivers                          57
       SECTION 9.03.  Expenses; Documentary Taxes;
                      Indemnification                     58

       SECTION 9.04.  Sharing of Set-Offs                 58
       SECTION 9.05.  Amendments and Waivers              59
       SECTION 9.06.  Successors and Assigns              59
       SECTION 9.07.  Collateral                          61
       SECTION 9.08.  Governing Law                       61
       SECTION 9.09.  Counterparts; Integration;
                      Effectiveness                       61
       SECTION 9.10.  Several Obligations                 62
       SECTION 9.11.  Termination of Commitments Under
                      the Prior Credit Agreements         62
       SECTION 9.12.  Severability                        62


Pricing Schedule

Exhibit A  -   Note

Exhibit B  -   RUS Guarantee

Exhibit C  -   Money Market Quote Request

Exhibit D  -   Invitation for Money Market Quotes

Exhibit E  -   Money Market Quote

Exhibit F  -   Opinion of General Counsel for the Borrower

               Annex A to Exhibit F  -  Subsidiaries and
                                        Joint Ventures

Exhibit G  -   Opinion of Special Counsel for the Borrower

Exhibit H  -   Opinion of Special Counsel for the Agent

Exhibit I  -   Extension Agreement

Exhibit J  -   Assignment and Assumption Agreement

       6         REVOLVING CREDIT AGREEMENT

               REVOLVING CREDIT AGREEMENT dated as of February 28, 1995 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, J.P. MORGAN SECURITIES INC. and THE BANK OF NOVA SCOTIA, as Co-Syndication Agents, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

            The parties hereto agree as follows:

                          ARTICLE I

                         DEFINITIONS

               SECTION 1.01.  Definitions.  The following terms,
as used herein, have the following meanings:

               "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute
Rates pursuant to Section 2.03.

               "Adjusted CD Rate" has the meaning set forth in
Section 2.07(b).

               "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

               "Administrative Questionnaire" means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.
               "Agent" means Morgan Guaranty Trust Company of New
York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

               "Agreement" means this Revolving Credit Agreement, as the same may from time to time be amended.


               "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar

Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.


       7              "Assessment Rate" has the meaning set forth in
Section 2.07(b).

               "Assignee" has the meaning set forth in Section
9.06(c).

               "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to
Section 9.06(c), and their respective successors.

               "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and
(ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

               "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing or pursuant to
Article VIII.

               "Bonds" means any bonds issued pursuant to either
Indenture or both, as the context may require.

               "Borrower" means the National Rural Utilities
Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.

               "Borrowing" has the meaning set forth in Section
1.03.

               "Capital Term Certificate" means a note of the Borrower substantially in the form of the membership subscription certificates and the loan and guarantee certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower having substantially similar provisions as to subordination as those contained in said outstanding membership subscription certificates and loan and guarantee certificates.


               "CD Base Rate" has the meaning set forth in
Section 2.07(b).

               "CD Loan" means a Committed Loan to be made by a Bank as a CD Loan in accordance with the applicable Notice of Committed Borrowing.

               "CD Margin" has the meaning set forth in the
Pricing Schedule.
       8              "CD Reference Banks" means The Bank of Nova
Scotia, SunBank, National Association and Morgan Guaranty
Trust Company of New York.

               "Closing Date" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to Section 3.01.

               "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10.

               "Committed Loan" means a loan made by a Bank pursuant to Section 2.01.

               "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

               "Co-Syndication Agents" means J.P. Morgan
Securities Inc. and The Bank of Nova Scotia, each in its capacity as co-syndication agent for the Banks hereunder, and their successors in such capacity.

               "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section
6.01) would, unless cured or waived, become an Event of Default.

               "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

               "Determination Date" shall have the meaning provided in Section 5.09.

               "Domestic Business Day" means any day except a
Saturday, Sunday or other day on which commercial banks in
New York City are authorized by law to close.
       9              "Domestic Lending Office" means, as to each Bank,
its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; provided that any Bank may so designate separate
Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

               "Domestic Loans"  means CD Loans or Base Rate
Loans or both.

               "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

               "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.09.

               "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous
Substances or wastes or the clean-up or other remediation thereof.

               "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended, or any successor statute.

               "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section
414 of the Internal Revenue Code.

               "Euro-Dollar Business Day" means any Domestic
Business Day on which commercial banks are open for
       10 international business (including dealings in
dollar deposits) in London.

               "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

               "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing.

               "Euro-Dollar Margin" has the meaning set forth in the Pricing Schedule.

               "Euro-Dollar Reference Banks" means the principal
London offices of The Bank of Nova Scotia, SunBank, National
Association and Morgan Guaranty Trust Company of New York.

               "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(c).

               "Event of Default" has the meaning set forth in
Section 6.01.

               "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest
1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New
York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business
Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business
Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

               "Fixed Rate Loans" means CD Loans or Euro-Dollar
Loans or Money Market Loans (excluding Money Market LIBOR
Loans bearing interest at the Base Rate pursuant to Section
8.01(a)) or any combination of the foregoing.

       11             "Guarantee" by any Person means any obligation,
contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or lease payments of any other Person or otherwise in any manner assuring the holder of any Indebtedness of, or the obligee under any lease of, any other Person through an agreement, contingent or otherwise, to purchase Indebtedness or the property subject to such lease, or to purchase goods, supplies or services primarily for the purpose of enabling the debtor or obligor to make payment of the Indebtedness or under such lease or of assuring such Person against loss, or to supply funds to or in any other manner invest in the debtor or obligor, or otherwise; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" when used as a verb has a correlative meaning.

               "Hazardous Substances" means any toxic,
radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

               "Indebtedness" with respect to any Person means:

               (1)all indebtedness which would appear as indebtedness on a balance sheet of such Person prepared in accordance with generally accepted accounting principles (i) for money borrowed, (ii) which is evidenced by securities sold for money or (iii) which constitutes purchase money indebtedness;

               (2)all indebtedness of others Guaranteed by such Person;

               (3)all indebtedness secured by any Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and

               (4)all indebtedness of such Person created or arising under any conditional sale or other title retention agreement (including any lease in the nature of a title retention agreement) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property), but only if such property is included as an asset on the balance sheet of such Person;

            12 provided that, in computing the "Indebtedness" of such Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with the proper depositary in trust money (or evidences of such indebtedness) in the amount necessary to pay, redeem or satisfy such indebtedness, and thereafter such money and evidences of indebtedness so deposited shall not be included in any computation of the assets of such Person; and provided further that no provision of this definition shall be construed to include as "Indebtedness" of the Borrower any indebtedness by virtue of any agreement by the Borrower to advance or supply funds to Members.

               "Indenture" means either the 1972 Indenture or the 1994 Indenture, and "Indentures" means both such Indentures.

               "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable
Notice of Borrowing; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest
     Period shall end on the next preceding Euro-Dollar
     Business Day;

               (b)any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest
     Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

               (c)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

(2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

               (a)any Interest Period which would otherwise end
     on a day which is not a Euro-Dollar Business Day shall
     be extended to the next succeeding Euro-Dollar Business
     Day; and
       13             (b)  any Interest Period which begins before the
     Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

(3) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day; and

               (b)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

(4) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending any whole number of months thereafter (but not less than one month) as the Borrower may elect in accordance with Section
2.03; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest
     Period shall end on the next preceding Euro-Dollar
     Business Day;

               (b)any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest
     Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

               (c)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date; and

(5)  with respect to each Money Market Absolute Rate
Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than 30 days) as the Borrower may elect in accordance with Section 2.03; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall
            14 be extended to the next succeeding
     Euro-Dollar Business Day; and

               (b)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

               "Internal Revenue Code" means the Internal Revenue
Code of 1986, as amended, or any successor statute.

               "Joint Venture" means any corporation,
partnership, association, joint venture or other entity in which the Borrower, directly or indirectly through Subsidiaries or Joint Ventures, has an equity interest at the time of 10% or more but which is not a Subsidiary; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Joint Venture.

               "LIBOR Auction" means a solicitation of Money
Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

               "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or
Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

               "London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

               "Member" means any Person which is a member or a patron of the Borrower.

               "Minimum Required Net Worth" shall initially be $1,334,378,200; provided that on each date after May 31, 1994 upon which annual financial statements are required to be delivered pursuant to Section 5.03(ii), the Minimum Required Net Worth shall be permanently increased by an amount, if positive, equal to ninety percent (90%) of (i) the aggregate amount of Net Margins for the prior fiscal year minus (ii) the aggregate amount of retirements of
       15 Patronage Capital Certificates made by the
Borrower to Members in the prior fiscal year. In the event that in any year the amount specified in clause (ii) above is equal to or greater than the amount specified in clause
(i) above, the Minimum Required Net Worth shall remain the same for that year.

               "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d).

               "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

               "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Agent; provided that any Bank may from time to time by notice to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

               "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Prime Rate pursuant to Section
8.01(a)).

               "Money Market Loan" means a Money Market LIBOR
Loan or a Money Market Absolute Rate Loan.

               "Money Market Margin" has the meaning set forth in
Section 2.03(d).

               "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

               "Moody's" means Moody's Investors Service, Inc., and its successors.

               "Net Margins" means operating and non-operating
income of the Borrower and its Subsidiaries determined on a
combined or consolidated basis (excluding income on
Guaranteed Portions of RUS Guaranteed Loans) less, without
duplication, operating and non-operating costs and expenses
of the Borrower and its Subsidiaries determined on a
combined or consolidated basis (excluding costs and expenses relating to Guaranteed Portions of RUS Guaranteed Loans).
       16             "Net Worth" means the sum of (i) all accounts
which constitute Members' equity in the Borrower, (ii) all Indebtedness of the Borrower shown in its balance sheet dated as of May 31, 1994 as "Members' Subordinated
Certificates" and any other Indebtedness of the Borrower incurred after May 31, 1994 having substantially similar provisions as to subordination as those contained in said outstanding certificates and (iii) any amounts reflected in the financial statements of the Borrower as a reserve for loan losses.

               "1994 Indenture" means the Indenture dated as of February 15, 1994 between the Borrower and First Bank
National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

               "1972 Indenture" means the Seventeenth
Supplemental Indenture dated as of March 1, 1987, amending and restating in full the Indenture dated as of December 1, 1972, by and between the Borrower and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as trustee.

               "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

               "Notice of Borrowing" means a Notice of Committed
Borrowing (as defined in Section 2.02) or a Notice of Money
Market Borrowing (as defined in Section 2.03(f)).

               "Parent" means, with respect to any Bank, any Person controlling such Bank.

               "Participant" has the meaning set forth in Section
9.06(b).

               "Patronage Capital Certificates" means those certificates that evidence the allocation of Net Margins by the Borrower among its Members in proportion to interest earned by the Borrower from such Members.

               "PBGC" means the Pension Benefit Guaranty
Corporation or any entity succeeding to any or all of its functions under ERISA.

               "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or
       17 organization, including a government or political
subdivision or an agency or instrumentality thereof.

               "Plan" means any multiemployer plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group.

               "Pricing Schedule" means the Schedule attached hereto identified as such.

               "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in
New York City from time to time as its Prime Rate.

               "Prior Credit Agreement" means each of (i) the $870,000,000 Revolving Credit Agreement dated as of May 28, 1993, as amended by Amendment No. 1 thereto dated as of May 17, 1994, among the Borrower, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and Arranger, and The Bank of Nova Scotia, as Managing Agent, and (ii) the $2,030,000,000 Revolving Credit Agreement dated as of May
28, 1993, as amended by Amendment No. 1 thereto dated as of May 17, 1994, among the Borrower, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and Arranger, and The Bank of Nova Scotia, as Managing Agent, and "Prior Credit Agreements" means both such Revolving Credit Agreements.

               "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

               "Refunding Borrowing" means a Committed Borrowing which, after application of the proceeds thereof, results in no net increase in the outstanding principal amount of Committed Loans made by any Bank.

               "Regulation U" means Regulation U of the Board of
Governors of the Federal Reserve System, as in effect from time to time.

               "Regulation X" means Regulation X of the Board of
Governors of the Federal Reserve System, as in effect from time to time.

               "Reportable Event" means an event described in
Section 4043(c) of ERISA or regulations promulgated by the
       18 Department of Labor thereunder (with respect to
which the 30 day notice requirement has not been waived by the PBGC).
               "Required Banks" means at any time Banks having at least 60% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 60% of the aggregate unpaid principal amount of the Loans.

               "Revolving Credit Period" means the period from and including the Effective Date to but excluding the Termination Date.

               "RUS" means the Rural Utilities Service of the Department of Agriculture of the United States of America
(as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

               "RUS Guaranteed Loan" means any loan made by any Person, which loan (x) bears interest at least equal to such Person's cost of funds and (y) is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B hereto; and "Guaranteed Portion" of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS as provided in clause (y).

               "S&P" means Standard and Poor's Corporation, and its successors.

               "Subsidiary" of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest, provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary. Neither the Rural Telephone Finance Cooperative nor the Guaranty Funding Cooperative is on the date of this
       19 Agreement a "Subsidiary", except that the Rural
Telephone Finance Cooperative and, but only so long as the Borrower maintains control of the Board of Directors of the Guaranty Funding Cooperative (including, without limitation, the ability to appoint a majority of such Board of Directors), the Guaranty Funding Cooperative shall each be considered a "Subsidiary" for purposes of the definitions of "Net Margins" and "TIER".

               "Superior Indebtedness" means all Indebtedness of the Borrower (other than Capital Term Certificates) and its
Subsidiaries determined on a combined or consolidated basis, but excluding Indebtedness of the Borrower or any of its Subsidiaries to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS
Guaranteed Loans.

               "Termination Date" means February 27, 1996 or such later date to which this Agreement shall have been extended pursuant to Section 2.01(b), or, if either such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar
Business Day.

               "TIER" means, for any period, the ratio of (x) Net Margins plus interest on Indebtedness of the Borrower or its Subsidiaries determined on a combined or consolidated basis
(but excluding Indebtedness of the Borrower or any of its Subsidiaries to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans) plus amortization of bond discount and amortization of bond issuance costs of the Borrower and its Subsidiaries determined on a combined or consolidated basis for such period (but excluding such amortization of discount and issuance costs with respect to Indebtedness referred to in the preceding parenthetical phrase) to (y) interest on Indebtedness of the Borrower or its Subsidiaries determined on a combined or consolidated basis (but excluding
Indebtedness of the Borrower or any of its Subsidiaries to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans) plus amortization of bond discount and amortization of bond issuance costs of the Borrower and its Subsidiaries determined on a combined or consolidated basis for such period (but excluding such amortization of discount and issuance costs with respect to Indebtedness referred to in the preceding parenthetical phrase).

               SECTION 1.02.  Accounting Terms and
Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all
       20 financial statements required to be delivered
hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited combined financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

               SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of
Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section
2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).


                         ARTICLE II

                         THE CREDITS

               SECTION 2.01. Commitments to Lend. (a) During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment.
Each Borrowing shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.02(c) or (d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section.

               (b) Extension of Commitments. The Termination Date may be extended from time to time in the manner set forth in this subsection (b), in each case for a period of
       21 up to 364 days from the date on which Banks having
100% of the Commitments shall have notified the Agent of their agreement so to extend. If the Borrower wishes to request an extension of the Termination Date, it shall give written notice to that effect (such notice to state the date to which the Termination Date then in effect is requested to be extended, subject to the provisions of the preceding sentence) to the Agent not less than 60 nor more than 90 days prior to the Termination Date then in effect, whereupon the Agent shall promptly notify each of the Banks of such request and send a copy of the Extension Agreement referred to below to each Bank. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its discretion, within 30 days of such notice to the Agent. If less than all Banks respond affirmatively to such request within 30 days, then the Borrower may request the Banks that do not elect to extend the Termination Date to assign their Commitments in their entirety, no later than 15 days prior to the Termination Date then in effect, to one or more Assignees pursuant to Section 9.06(c) which Assignees will agree to extend the Termination Date. If all Banks (including such Assignees and excluding their respective transferor Banks) respond affirmatively, then, subject to receipt by the Agent of counterparts of an Extension Agreement in substantially the form of Exhibit I hereto duly completed and signed by all of the parties thereto, the Termination Date shall be extended for the period specified above.

               SECTION 2.02. Notice of Committed Borrowings. The Borrower shall give the Agent notice (a "Notice of Committed Borrowing") not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (a)the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic
     Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

               (b)the aggregate amount of such Borrowing,

               (c)whether the Loans comprising such Borrowing are to be CD Loans, Base Rate Loans or Euro-Dollar
     Loans, and

               (d)in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto,
            22 subject to the provisions of the definition
     of Interest Period.

Notwithstanding the foregoing, no more than 10 Fixed Rate
Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.

               SECTION 2.03.  Money Market Borrowings.

               (a)The Money Market Option.  In addition to
Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

               (b)Money Market Quote Request.  When the
Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit C hereto so as to be received no later than 10:00 A.M. (New York City time) on
(x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR

     Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

        (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or any larger multiple of $1,000,000,

       (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

       23   (iv)  whether the Money Market Quotes requested
are to set forth a Money Market Margin or a Money Market
Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

               (c)Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit D hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money
Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

               (d)Submission and Contents of Money Market
Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 1:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 8:45 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.
       24         (ii)  Each Money Market Quote shall be in
substantially the form of Exhibit E hereto and shall in any case specify:

               (A)the proposed date of Borrowing,

               (B)the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $1,000,000 or any larger multiple thereof, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

               (C)in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

               (D)in the case of an Absolute Rate Auction, the rate of interest per annum (rounded to the nearest
     1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

               (E)the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest
Period specified in the related Invitation for Money Market
Quotes.
               (iii) Any Money Market Quote shall be disregarded if it:

               (A)is not substantially in conformity with Exhibit E hereto or does not specify all of the information required by subsection (d)(ii),

               (B)contains qualifying, conditional or similar language,

               (C)proposes terms other than or in addition to those set forth in the applicable Invitation for Money
     Market Quotes, or

               (D)arrives after the time set forth in
     subsection (d)(i).

               (e)Notice to Borrower. The Agent shall promptly notify the Borrower of the terms (x) of any Money Market
Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money
Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request,
(B) the respective principal amounts and Money Market
Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

               (f)Acceptance and Notice by Borrower. Not later than 10:00 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

         (i)  the aggregate principal amount of each Money
     Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

        (ii)  the aggregate principal amount of each Money
     Market Borrowing must be $25,000,000 or any larger multiple of $1,000,000,

       (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market
     Absolute Rates, as the case may be, and

       26   (iv)  the Borrower may not accept any offer that
is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

               (g)Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in such multiples, not greater than $100,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.


               SECTION 2.04.  Notice to Banks; Funding of Loans.

               (a)Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

               (b)Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York
City, to the Agent at its address specified in or pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

               (c)If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b), or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

               (d)Unless the Agent shall have been notified by any Bank prior to the date of Borrowing (or prior to
       27 1:00 P.M. (New York City time) on the date of
Borrowing in the case of a Base Rate Borrowing) that such Bank does not intend to make available to the Agent such Bank's portion of the Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount, subject to the provisions of subsection (c). If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Bank or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (x) in the case of a Bank, the Federal Funds Rate for each such day and (y) in the case of the Borrower, the then applicable rate for Base Rate Loans, CD Loans, Euro-Dollar Loans or Money Market Loans, as appropriate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder. For purposes of this subsection (d), no amount paid to the Agent hereunder shall be considered to have been recovered by the Agent on the date of payment unless such amount shall have been received by the Agent by 2:30 P.M. (New York City time) on such date.

               SECTION 2.05.  Notes.  (a)  The Loans of each Bank
shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

               (b)Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

       28             (c)  Upon receipt of each Bank's Note pursuant to
Section 3.01(b), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

               SECTION 2.06.  Maturity of Loans.  Each Loan
included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

               SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

               (b)Each CD Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin plus the applicable Adjusted CD Rate; provided that if any CD Loan shall, as a result of clause
(2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan and
(ii) the rate applicable to Base Rate Loans for such day.

               The "Adjusted CD Rate" applicable to any Interest
Period means a rate per annum determined pursuant to the following formula:


                     [ CDBR     ]*
               ACDR  =  [ ---------- ]  + AR
                        [ 1.00 - DRP ]

               ACDR  =  Adjusted CD Rate
               CDBR  =  CD Base Rate
               DRP  =  Domestic Reserve Percentage
                AR  =  Assessment Rate
    __________
    * The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%

               The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the unpaid principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

               "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York
City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted
CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

               "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a
       30 comparable successor assessment risk
classification) within the meaning of 12 C.F.R. Section 327.3(e) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

               (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof.

               The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

               The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

               "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank
Offered Rate shall be adjusted automatically on and as of
       31 the effective date of any change in the
Euro-Dollar Reserve Percentage.

               (d)Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the Euro-Dollar Margin plus the Adjusted London Interbank Offered Rate applicable to such Loan and (ii) the Euro-Dollar Margin plus the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by
(y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section
8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

               (e)Subject to Section 8.01(a), each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if each Euro-Dollar Reference Bank were to participate in the related Money
Market LIBOR Borrowing ratably in proportion to its Commitment) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section
2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Prime Rate for such day.

       32      (f)  The Agent shall determine each interest rate
applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

               (g)Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

               SECTION 2.08.  Fees.

               (a)Facility Fee. The Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue from and including the Effective Date to but excluding the Termination Date (or such earlier date as the Commitments shall be terminated) on the aggregate amount of the Commitments in existence on each such day (whether used or unused).

               (b)Agents' Fees. The Borrower shall pay to the Agent and the Co-Syndication Agents, each for its own account, one or more fees in such amounts and at such times as has been previously agreed between the Borrower and each of them.

               (c)Payments. Accrued fees under subsection (a) of this Section 2.08 shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1, commencing on the first such date after the Effective Date, and upon the date of termination of the Commitments in their entirety.

               SECTION 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent (which notice the Agent will promptly deliver to the Banks), (i) terminate the Commitments at any time, if no Loans are outstanding at such time or
(ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
       33             SECTION 2.10.  Mandatory Termination of
Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

               SECTION 2.11. Optional Prepayments. (a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Base Rate Borrowing (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

               (b)Except as provided in Section 8.02, the Borrower may not prepay all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

              (c)Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

               SECTION 2.12.  General Provisions as to Payments.
(a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York
City, to the Agent at its address referred to in Section
9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business
Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding
       34 Euro-Dollar Business Day.  If the date for any
payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
               (b)Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

               SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed
Rate Loan (pursuant to Article VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the end of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

               SECTION 2.14. Computation of Interest and Fees. Interest based on the Prime Rate and fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

               SECTION 2.15. Withholding Tax Exemption. At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the
       35 laws of the United States of America or a state
thereof agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments under this Agreement and its Note without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and its Note without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

               SECTION 2.16. Increase of Commitments. Upon at least 45 days' prior notice to the Agent (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below and with the consent of the Banks as set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000. Any such increase shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks, provided that (i) the Required Banks (including each Bank whose Commitment is to be increased) shall consent to such increase, (ii) the amount set forth on the signature pages hereof opposite the name of each Bank the Commitment of which is being so increased shall be amended to reflect the increased
Commitment of such Bank and (iii) if any Committed Loans are outstanding at the time of such an increase, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of such increase incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto, the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant hereto on such date) from all the Banks or (y)
       36 to the creation of a new Commitment of an
institution not then a Bank hereunder, provided that (i) such institution becomes a party to this Agreement as a Bank by execution and delivery to the Borrower and the Agent of counterparts of this Agreement, (ii) the Required Banks shall consent to the creation of such Commitment of such Bank, (iii) the signature pages hereof shall be amended to reflect the Commitment of such new Bank, (iv) the Borrower shall issue a Note to such new Bank in conformity with the provisions of Section 2.05, (v) if any Committed Loans are outstanding at the time of the creation of such Commitment of such Bank, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of the creation of such Commitment incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto, the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant hereto on such date) from all the Banks and (vi) if such institution is neither a banking institution nor an affiliate of a Bank, such institution must be consented to by the Agent; provided further that any such increase or creation may apply, at the option of the Borrower, as set forth in clause (x) or (y) above but without the consent of the Required Banks so long as the amount of such increase or the amount of such new Commitment so created, as the case may be, when added to the aggregate amount of all such prior increases in the Commitments and all such prior creations of new Commitments does not exceed $200,000,000. It is understood that any increase in the amount of the Commitments pursuant to this Section 2.16 shall not constitute an amendment of this Agreement or the Notes.


                         ARTICLE III

                         CONDITIONS

               SECTION 3.01.  Closing.  The Closing hereunder
shall occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

               (a)receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

       37     (b)receipt by the Agent for the account of each Bank
     of a duly executed Note dated on or before the Closing Date complying with the provisions of Section
     2.05;

               (c)receipt by the Agent of an opinion of John Jay List, Esq., General Counsel of the Borrower, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, such opinion to be in form and substance satisfactory to the Agent;

               (d)receipt by the Agent of an opinion of Milbank, Tweed, Hadley & McCloy, special counsel for the Borrower, substantially in the form of Exhibit G hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, such opinion to be in form and substance satisfactory to the Agent;

               (e)receipt by the Agent of an opinion of Davis
     Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit H hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, such opinion to be in form and substance satisfactory to the Agent;

               (f)receipt by the Agent of a certificate signed by the Chief Financial Officer or the Governor and an Assistant Secretary-Treasurer or the Controller of the Borrower to the effect set forth in clauses (c) through
     (g), inclusive, of Section 3.02 and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

               (g)receipt by the Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

               (h)evidence satisfactory to the Required Banks that the Commitments, as defined in each of the Prior Credit Agreements, have been terminated (except that Sections 2.13, 7.05, 7.06, 8.03 and 9.03 (and Section
     2.12 and Article IX insofar as such Section or Article relates to such Sections 2.13, 7.05, 7.06, 8.03 and
            38 9.03, as applicable)) of each of the Prior
     Credit Agreements shall survive the termination of such Commitments and shall remain in full force and effect) and all amounts owed under each of the Prior Credit Agreements have been paid in full.

The Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

               SECTION 3.02.  Borrowings.  The obligation of any
Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

               (a)the fact that the Closing Date shall have occurred prior to March 1, 1995.

               (b)receipt by the Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

               (c)the fact that, immediately after such Borrowing, the Borrower is in compliance with Section
     7.12(a) of the 1972 Indenture and Section 7.11 of the 1994 Indenture, as each Indenture is in effect as of the date hereof;

               (d)the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

               (e)the fact that, immediately after such Borrowing, if such Borrowing is not a Refunding
     Borrowing, no Default shall have occurred and be continuing or, if such Borrowing is a Refunding
     Borrowing, no Event of Default shall have occurred and be continuing;

               (f)the fact that the representations and warranties of the Borrower contained in this Agreement (except, in the case of a Refunding Borrowing, the representations and warranties set forth in Section 4.03, the second sentence of Section 4.06, and the first sentence of Section 4.07) shall be true on and as of the date of such Borrowing (it being understood and agreed that the representation and warranty set forth in Section 4.13 shall be true and correct as to all information furnished prior to the making of the respective Loan); and

       39     (g)  the fact that, at the time of such Borrowing,
     (i) there shall be no collateral securing Bonds issued pursuant to either Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof and
     (ii) the Allowable Amount of Eligible Collateral then pledged under either Indenture shall not exceed 150% of the aggregate principal amount of Bonds then
     Outstanding under such Indenture and no collateral shall secure Bonds other than the Eligible Collateral under such Indenture, the Allowable Amount of which is included within the prior computation or collateral previously so pledged which ceases to be such Eligible Collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an "event of default" as defined in a Mortgage which results in the exercise of any right or remedy described in such Mortgage); each defined term used in this clause (g) shall have the meaning assigned thereto in the applicable Indenture.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (c),
(d), (e), (f) and (g) of this Section.


                         ARTICLE IV

               REPRESENTATIONS AND WARRANTIES

               The Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans:

               SECTION 4.01. Corporate Existence, Power and Authority. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain the rights as they existed prior to
<PAGE 40> such qualification all to an extent so that any
fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial condition of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial condition of the Borrower. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the Notes. This Agreement has been, and the Notes when executed and delivered will have been, duly and validly authorized, executed and delivered by the Borrower, and this Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes, when executed and delivered by the Borrower in accordance with this Agreement, will constitute legal, valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

               SECTION 4.02. Financial Statements. (a) The combined balance sheets of the Borrower and its Consolidated Subsidiaries as at May 31, 1994 and the related combined statements of income, expenses and net margins, changes in Members' equity and cash flows for the fiscal year ended May 31, 1994, including the related notes, accompanied by the opinion and report thereon of Arthur Andersen & Co., certified public accountants, heretofore delivered to the Banks, present fairly in accordance with generally accepted accounting principles (i) the combined financial position of the Borrower and its Consolidated Subsidiaries as at the date of said balance sheets and (ii) the combined results of the operations of the Borrower and its Consolidated Subsidiaries for said fiscal year. The Borrower has no material liabilities (contingent or otherwise) which are not disclosed by or reserved against in the most recent audited financial statements or in the notes thereto other than (i) Indebtedness incurred and (ii) loan and guarantee commitments issued in each case by the Borrower in the ordinary course of business since the date of such financial statements. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, except as disclosed therein. The same representations as are set forth in this Section 4.02 shall be deemed to have been made by the Borrower in respect of the most recent annual and quarterly financial statements of the Borrower and its Consolidated Subsidiaries (except that the opinion and report of Arthur Andersen & Co. may be replaced by an opinion and report of another nationally recognized firm of
       41 independent certified public accountants)
furnished or required to be furnished to the Banks prior to or at the time of the making of each Loan hereunder, at the time the same are furnished or required to be furnished.

               (b)The unaudited combined balance sheets of the Borrower and its Consolidated Subsidiaries as of November
30, 1994 and the related unaudited combined statements of income, expenses and net margins, changes in Members' equity and cash flows for the six months then ended, heretofore delivered to the Banks, present fairly in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section 4.02, the combined financial position of the Borrower and its Consolidated Subsidiaries as of such date and their combined results of operations and changes in financial position for such six-month period (subject to normal year-end adjustments). The Borrower has no material liabilities (contingent or otherwise) which are not disclosed by or reserved against in such financial statements for such six-month period other than Indebtedness incurred and loan and guarantee commitments issued by the Borrower in the ordinary course of business since the date of such financial statements.

               SECTION 4.03. Litigation. There are no actions, suits, proceedings or investigations pending or, to the Borrower's knowledge, threatened by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, property, assets, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under this Agreement or the Notes.

               SECTION 4.04. Governmental Authorizations. No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of this Agreement or the Notes.

               SECTION 4.05. Capital Term Certificates. The holders of the Borrower's Capital Term Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.

               SECTION 4.06.  No Violation of Agreements.
Neither the Borrower nor any Subsidiary is in default in any
       42 material respect under any material agreement or
other instrument to which it is a party or by which it is bound or its property or assets may be affected. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of this Agreement or the Notes, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Notes.

               SECTION 4.07.  No Event of Default under the
Indentures. The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in each Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provision of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The Borrowings by the Borrower contemplated by this Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, either Indenture.

       43             SECTION 4.08.  Compliance with ERISA.  The Plans
are in substantial compliance with ERISA, no Plan is insolvent or in reorganization, no Plan has an accumulated or waived funding deficiency within the meaning of Section
412 of the Internal Revenue Code, neither the Borrower nor a Subsidiary of the Borrower nor any member of the ERISA Group has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to
Section 4062, 4063, 4064, 4201 or 4204 of ERISA, no
proceedings have been instituted to terminate any Plan, and no condition exists which presents a material risk to the Borrower or a Subsidiary of the Borrower of incurring a liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA.

               SECTION 4.09. Compliance with Other Laws. The Borrower and each Subsidiary is in compliance, in all material respects, with all applicable requirements of law and all applicable rules and regulations of each Federal, State, municipal or other governmental department, agency or authority, domestic or foreign.

               SECTION 4.10.  Tax Status.  The Borrower is exempt
from payment of Federal income tax under Section 501(c)(4) of the Internal Revenue Code.

               SECTION 4.11.  Investment Company Act.  The
Borrower is not an "investment company" or a company
"controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               SECTION 4.12.  Public Utility Holding Company Act.
The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility
Holding Company Act of 1935, as amended.

               SECTION 4.13. Disclosure. To the best of the Borrower's knowledge, information and belief, neither this Agreement nor any document, certificate or financial statement furnished to any Bank by or on behalf of the Borrower in connection herewith (all such documents, certificates and financial statements, taken as a whole) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein not misleading.
There is no fact (other than facts of a general economic or political nature) known to the Borrower which in its judgment materially adversely affects or in the future is likely to (so far as is now known to the Borrower) have a
       44 material adverse effect upon the business,
operations, prospects, property, assets or financial condition of the Borrower which has not been set forth in this Agreement or in other documents, certificates or financial statements furnished to the Banks by or on behalf of the Borrower in connection with the transactions contemplated hereby.

               SECTION 4.14.  Subsidiaries.  Each of the
Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               SECTION 4.15. Environmental Matters. In the ordinary course of its business, the Borrower conducts reviews, to the extent appropriate given the nature of its business operations, of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the cost of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.


       45                             ARTICLE V

                          COVENANTS

               The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note or any fee payable pursuant to Section 2.08 or any other amount then due and payable hereunder remains unpaid:

               SECTION 5.01. Corporate Existence. The Borrower, at its own cost and expense, will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any right or franchise or, in the case of a Subsidiary, its corporate existence, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary (provided that the termination of the corporate existence of a Subsidiary shall be permitted if the Board of Directors of the Borrower shall determine that its existence is not desirable in the conduct of the business of the Borrower) and that the loss thereof is not disadvantageous in any material respect to the Banks.

               SECTION 5.02. Disposition of Assets; Merger; Character of Business; etc. The Borrower will not wind up or liquidate its business or sell, lease, transfer or otherwise dispose of all or substantially all of its assets as an entirety or in a series of related transactions and will not consolidate with or merge with or into any other Person other than a merger with a Subsidiary in which the Borrower is the surviving Person. The Borrower will not engage in any business other than the business contemplated by its certificate of incorporation and by-laws, each as in effect on the Effective Date.

               SECTION 5.03.  Financial Information.  The
Borrower will, and will cause each Subsidiary to, keep its books of account in accordance with generally accepted accounting principles and the Borrower will furnish to the Banks (i) as soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, as at the end of, and for the period commencing at the end of the previous fiscal year and ending with, such quarter, unaudited combined balance sheets of the Borrower and its Consolidated Subsidiaries and the related unaudited combined statements of income, expenses and net margins, changes in Members' equity and cash flow of the Borrower and its Consolidated Subsidiaries
       46 for such quarter and for the portion of the
Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation in accordance with generally accepted accounting principles and consistency (except for changes concurred in by the Borrower's independent certified public accountants) by the Chief Financial Officer, the Governor, an Assistant Secretary-Treasurer or the Controller of the Borrower; (ii) as soon as practicable and in any event within 90 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, combined balance sheets of the Borrower and its Consolidated Subsidiaries and the related combined statements of income, expenses and net margins, changes in Members' equity and cash flow for such fiscal year for the Borrower and its Consolidated Subsidiaries, all in reasonable detail and fully certified (without any qualification as to the scope of the audit) by Arthur Andersen & Co. or other independent certified public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year; (iii) together with the financial statements referred to in clauses (i) and (ii) above, a certificate signed by the Governor, the Chief Financial Officer, an Assistant Secretary-Treasurer or the Controller of the Borrower, in such detail as shall be reasonably satisfactory to the Required Banks, (x) identifying (A) all Indebtedness outstanding as at the end of the fiscal period covered by such financial statements extended by the Borrower or by any other Person and Guaranteed by the Borrower to any of the forty Members with the largest amount of Indebtedness to (or Guaranteed by) the Borrower outstanding as at the end of the fiscal period covered by such financial statements (the "Largest Members") as to which, to the knowledge and information of the Borrower, the Member is in default (whether in the payment of the principal thereof or interest thereon or with respect to any material covenant or agreement contained in any instrument, mortgage or agreement evidencing or relating to such Indebtedness) and specifying whether such default has been waived by the Borrower or such other Person and the nature and status of each such default not so waived and (B) the aggregate amount of all Indebtedness outstanding as of the end of the fiscal period covered by such financial statements as to which, to the knowledge and information of the Borrower, Members other than the Largest Members are in default (whether in the payment of the principal thereof or interest thereon or with respect to any material covenant or
       47 agreement contained in any instrument, mortgage or agreement evidencing or relating to such Indebtedness), (y) identifying the ten Members with the largest amount of Indebtedness to (or Guaranteed by) the Borrower outstanding as of the end of the fiscal period covered by such financial statements, together with the principal amount of such Indebtedness outstanding with respect to each such Member as of the end of such fiscal period and (z) identifying all loans which are RUS Guaranteed Loans and are outstanding as of the end of the fiscal period covered by such financial statements, together with (a) the principal amount of each such RUS Guaranteed Loan as of the end of such fiscal period, (b) the total amount of Indebtedness incurred by the Borrower and Subsidiaries of the Borrower in order to fund such RUS Guaranteed Loan, (c) the total interest expense incurred during such fiscal period by the Borrower and Subsidiaries of the Borrower in connection with the Indebtedness referred to in preceding clause (b) and (d) the amount of the Guaranteed Portion of such RUS Guaranteed Loan; (iv) with reasonable promptness, copies of all regular and periodical financial statements or other financial reports and documents which the Borrower may make available to its Members or bondholders or file with the Securities and Exchange Commission; (v) promptly after obtaining knowledge or receiving notice of a change (whether an increase or decrease) in any rating issued by S&P or Moody's pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and (vi) with reasonable promptness, such other information respecting the business, operations, prospects and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation, with respect to the performance and observance by the Borrower of the covenants and conditions contained in this Agreement.

               SECTION 5.04. Default Certificates. Concurrently with each financial statement delivered to the Banks pursuant to clauses (i) and (ii) of Section 5.03, the Borrower will furnish to the Banks a certificate signed by the Governor, the Chief Financial Officer, an Assistant Secretary-Treasurer or the Controller of the Borrower to the effect that the review of the activities of the Borrower during such year or the portion thereof covered by such financial statement and of the performance of the Borrower under this Agreement has been made under his supervision and that to the best of his knowledge, based on such review, there exists no event which constitutes a Default or an Event of Default under this Agreement or, if any such event exists, specifying the nature thereof, the period of its
       48 existence and what action the Borrower has taken
and proposes to take with respect thereto, which certificate shall set forth the calculations or other data required to establish compliance with the provisions of Section 5.09 and Sections 5.12 through 5.15, inclusive, at the end of such fiscal quarter or fiscal year, as the case may be. The
Borrower further covenants that upon any such officer of the Borrower obtaining knowledge of any Default or Event of Default under this Agreement, it will forthwith, and in no event later than the close of business on the Business Day immediately after the day such knowledge is obtained, deliver to the Banks a statement of any officer referred to above specifying the nature and the period of existence thereof and what action the Borrower has taken and proposes to take with respect thereto.

               SECTION 5.05. Notice of Litigation, Legislative Developments and Defaults. The Borrower will promptly give written notice to each of the Banks of (i) any action, proceeding or claim of which the Borrower may have notice, which may be commenced or asserted against the Borrower or any Subsidiary in which the amount involved is $1,000,000 or more and is not covered in full by insurance or as to which any insurer has disclaimed liability; (ii) any dispute which may exist between the Borrower or any Subsidiary and any governmental body, which is likely to materially and adversely affect the normal business operation of the Borrower or the Borrower and its Subsidiaries taken as a whole or any of the material properties and assets of the Borrower or the Borrower and its Subsidiaries taken as a whole; (iii) any legislation enacted by any governmental body and any rulings and regulations promulgated by any governmental or regulatory bodies, known or which should be known to the Borrower, affecting the Borrower or any Subsidiary or generally affecting the Borrower's Members which is likely to materially and adversely affect the present or future operations of the Borrower, the Borrower and its Subsidiaries taken as a whole or the Borrower's Members; and (iv) any default by the Borrower or any Subsidiary or event or condition known or which should be known to the Borrower which with the giving of notice or lapse of time, or both, would constitute a default, with respect to any payment or payments in respect of Indebtedness of the Borrower or such Subsidiary aggregating in excess of $15,000,000 (whether in payment of principal thereof or interest thereon or with respect to any material covenant or agreement contained in any instrument, mortgage, deed of trust or agreement evidencing or relating to such Indebtedness or otherwise).

       49  SECTION 5.06.  ERISA.  As soon as possible and, in any event, within 10 days after the Borrower or a Subsidiary of the Borrower knows or has reason to know that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code with respect to a Plan, that a Plan has been or may be terminated, that proceedings may be or have been instituted to terminate a Plan, or that the Borrower, a Subsidiary of the Borrower or any member of the ERISA Group will or may incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, the Borrower will deliver to each of the Banks a certificate of the Chief Financial Officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or such Subsidiary is required or proposes to take, together with any notices required to be filed with or by the Borrower, such Subsidiary, such member of the ERISA Group, the PBGC or the plan administrator with respect thereto. Upon the request of any Bank, the Borrower will furnish to such Bank a copy of the annual report of each Plan (Form 5500) required to be filed with the Internal Revenue Service. Copies of annual reports or any notices required to be delivered to the Banks hereunder shall be delivered no later than 10 days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC or received by the Borrower or a Subsidiary of the Borrower.

               SECTION 5.07. Payment of Charges. The Borrower will, and will cause each Subsidiary to, duly pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, prior to the date on which penalties attach thereto, unless and to the extent only that such taxes, assessments and governmental charges or levies are being contested in good faith by appropriate proceedings; and (ii) all lawful claims, including, without limitation, claims for labor, materials, supplies or services, which might or could, if unpaid, become a Lien upon such property or assets, unless and to the extent only that the validity of the amount thereof is being contested in good faith by appropriate proceedings.

               SECTION 5.08. Inspection of Books and Assets. The Borrower will, and will cause each Subsidiary to, permit any representative of any Bank (or any agent or nominee of such Bank) to visit and inspect any of the property of the Borrower or such Subsidiary, to examine the books of record and account of the Borrower or such Subsidiary and to discuss the affairs, finances and accounts of the Borrower or such Subsidiary with the officers and independent public accountants of the Borrower or such Subsidiary, all at such reasonable times and as often as such Bank may reasonably request.

               SECTION 5.09. Indebtedness. (a) The Borrower will not, and will not permit any of its Subsidiaries to, incur, assume or Guarantee any Superior Indebtedness, or make any optional prepayment on any Capital Term
Certificate, provided that (i) subject to the provisions of
Section 5.12, any Subsidiary may incur Superior Indebtedness owing to the Borrower or assume or Guarantee Indebtedness of any Person (other than the Borrower or any of its Subsidiaries) owing to the Borrower and (ii) the Borrower may incur, assume or Guarantee Superior Indebtedness or make optional prepayments on Capital Term Certificates if, after giving effect to any such action specified above in this clause (ii), (x) on the date of such incurrence, assumption or Guarantee or making of such optional prepayment (the "Determination Date") the aggregate principal amount of Superior Indebtedness then outstanding would not exceed ten times the sum of (a) the aggregate principal amount of Capital Term Certificates outstanding on the Determination Date and (b) the aggregate amount of Members' equity in the Borrower, other than Capital Term Certificates, on the Determination Date and (y) on no given future date would the aggregate principal amount of Superior Indebtedness outstanding on the Determination Date which will remain outstanding on such given future date exceed ten times the sum of (a) the aggregate principal amount of Capital Term Certificates outstanding on the Determination Date which will remain outstanding on such given future date and (b) the aggregate amount of Members' equity in the Borrower, other than Capital Term Certificates, on the Determination Date. The respective principal amounts of Superior Indebtedness and Capital Term Certificates to be outstanding on such given future date shall be determined after giving effect to mandatory sinking fund payments, other mandatory prepayments and serial and other maturity payments required to be made on or prior to said given future date by the terms of such Superior Indebtedness and Capital Term Certificates or any indenture or other instrument pursuant to which they are respectively issued.

               (b)If any Loan is outstanding hereunder, the Borrower will not take any action which would prevent it from then complying, or fail to take any action which would enable it then to comply, with the provisions of Section
3.02(g), assuming for this purpose only that the Borrower then intended to borrow from one or more of the Banks hereunder.

               SECTION 5.10.  Liens.  The Borrower will not
create or permit to exist any Lien on or with respect to any Indebtedness of any Member which is an asset of the Borrower, now existing or hereafter created, or any collateral securing any such Indebtedness, and the Borrower will not permit any Subsidiary to create or permit to exist any Lien on or with respect to any of such Subsidiary's assets, except Liens (i) granted by the Borrower to the trustee pursuant to either Indenture, (ii) on any such Indebtedness granted by the Borrower to secure any borrowing for the purpose of making loans to Member power supply systems or loans to Members for bulk power supply projects or loans to Members for the purpose of providing financing to telephone and related systems eligible to borrow from the RUS, which borrowing or borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower's unsecured creditors than the borrowings under either Indenture (it being understood that the Borrower can not pledge such assets to an extent greater than 150% of the aggregate principal amount of such Indebtedness) and which Liens secure amounts not exceeding $500,000,000 in the aggregate at any one time outstanding, (iii) of current taxes not delinquent or a security for taxes being contested in good faith, (iv) other than in favor of the PBGC, created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower or any Subsidiary) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued, and adequate reserves shall have been established, (v) created by the Borrower to secure Guarantees by the Borrower of Indebtedness, the interest on which is excludable from the gross income of the recipient thereof for Federal income tax purposes as provided in Section 103(a) of the Internal Revenue Code or Section 103(a) of the Internal Revenue Code of 1954, as amended, (x) of a Member which is a state or political subdivision thereof or (y) of a state or political subdivision thereof incurred to benefit a Member for one of the purposes provided in Section 142(a)(2), (4), (5), (6),
(8), (9), (10) or (12) of the Internal Revenue Code or
Section 103(b)(4)(D), (E), (F), (G), (H) or (J) of the
Internal Revenue Code of 1954, as amended, and (vi) granted by any Subsidiary to the Borrower.

               SECTION 5.11. Maintenance of Insurance. The Borrower will maintain, and will cause each Subsidiary to maintain, insurance in such amounts, on such forms and with
       52 such companies as is necessary or appropriate for
its business.

               SECTION 5.12. Subsidiaries and Joint Ventures. The sum of the amount of Indebtedness owing to the Borrower by all of its Subsidiaries and Joint Ventures plus the amount paid by the Borrower in respect of the stock, obligations or securities of or any other interest in such Subsidiaries and Joint Ventures plus any capital contributions by the Borrower to such Subsidiaries and Joint Ventures plus the amount of assets otherwise sold or transferred by the Borrower to such Subsidiaries and Joint Ventures (other than sales at fair market value) shall not exceed at any time 10% of the sum of (i) all accounts which, in accordance with generally accepted accounting principles, constitute Members' equity in the Borrower at such time and
(ii) all Indebtedness of the Borrower shown in its balance sheet dated as of May 31, 1994 as "Members' Subordinated Certificates" as such Indebtedness shall be reduced from time to time and any other Indebtedness of the Borrower incurred after May 31, 1994 having substantially similar provisions as to subordination as those contained in said outstanding certificates as such other Indebtedness shall be reduced from time to time, in each case at such time.

               SECTION 5.13.  Minimum Net Worth.  The Borrower
will not at any time permit its Net Worth to be less than the Minimum Required Net Worth as in effect from time to time.

               SECTION 5.14.  Minimum TIER.  The Borrower shall
at no time permit the average of the TIERs for the six (6) immediately preceding fiscal quarters of the Borrower to be less than 1.025:1.00.

               SECTION 5.15. Retirement of Patronage Capital. The Borrower shall not make, or permit any Subsidiaries of the Borrower to make, any payments to Members in respect of Patronage Capital Certificates unless (i) the TIER for the immediately preceding fiscal year equals or exceeds
1.05:1.00 and (ii) there exists (and would exist after giving effect to any such payment) no Default or Event of Default under this Agreement.

               SECTION 5.16. Use of Proceeds. The proceeds of the Loans made hereunder may be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock", within the meaning of Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or
       53 will take any action which might cause this
Agreement or the Notes to violate Regulation U or Regulation
X.

                         ARTICLE VI

                          DEFAULTS

               SECTION 6.01.  Events of Default.  If one or more
of the following events ("Events of Default") shall have occurred and be continuing:

               (a)Principal and Interest.  The Borrower shall
(i) fail to pay when due (whether upon stated maturity, by acceleration or otherwise) any principal of the Notes or
(ii) fail, and such failure shall continue uncured for one or more Business Days, to pay when due (whether upon stated maturity, by acceleration or otherwise) any interest on the Notes;

               (b)Other Amounts. The Borrower shall fail to pay when due any fee or other amount payable under this Agreement and such failure remains uncured for five (5) days after the due date thereof;

               (c)Covenants Without Notice. The Borrower shall fail to observe or perform any covenant or agreement on its part to be observed or performed which is set forth in
Section 5.01, 5.02, 5.09, 5.10, 5.12, 5.13, 5.14, 5.15 or
5.16;

               (d)Covenants With 10 Days Grace. The Borrower shall fail to observe or perform any covenant or agreement on its part to be observed or performed, which is set forth in Section 5.05, 5.06, 5.07 or 5.08, and such non-observance or non-performance shall continue unremedied for a period of more than 10 days;

               (e)Other Covenants. The Borrower shall fail to observe or perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a), (b), (c) and (d) above, for a period
of 30 days after written notice specifying such failure and requesting that it be remedied is given by any Bank to the Borrower and the other Banks; provided that, if the failure be such that it cannot be corrected within the applicable period, but can be corrected within a reasonable period of time thereafter, it shall not constitute a default if
corrective action is instituted by the Borrower within the applicable period and diligently pursued until the failure is corrected;
       54             (f)  Representations.  Any representation,
warranty, certification or statement made or deemed to be made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed to be made;

               (g)Non-Payments of Indebtedness and/or
Derivatives Obligations. The Borrower or any Subsidiary of the Borrower shall fail to make any payment or payments aggregating for the Borrower and its Subsidiaries in excess of $15,000,000 in respect of Indebtedness and/or Derivatives Obligations of the Borrower or any Subsidiary (other than the Notes or any Indebtedness under this Agreement) when due (whether upon stated maturity, by acceleration or otherwise) or within any applicable grace period;

               (h)Defaults Under Other Agreements.  The
Borrower or any Subsidiary shall fail to observe or perform within any applicable grace period any covenant or agreement contained in any agreement or instrument relating to any Indebtedness of the Borrower or any Subsidiary, aggregating for the Borrower and its Subsidiaries in excess of $15,000,000 if the effect of such failure is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness;

               (i)Bankruptcy. The Borrower or any Subsidiary shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Subsidiary seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, conservation or proceeding in the nature thereof, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors, or seeking the entry of an order for relief or the appointment of a receiver (including state regulatory authorities acting in a similar capacity), trustee, custodian or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against it (but not instituted by it) shall remain undismissed or unstayed for a period of 60 days; or the Borrower or any Subsidiary shall take any action to authorize any of the actions set forth above in this subsection (i);

       55             (j)  ERISA.  A Plan shall fail to maintain the
minimum funding standard required by Section 412 of the Internal Revenue Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, or the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group has incurred or is likely to incur a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan, which in the opinion of the Required Banks, will have a material adverse effect upon the business, operations or the financial condition of the Borrower or a Subsidiary of the Borrower; or

               (k)Money Judgment. A final judgment or order for the payment of money in excess of $15,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and in effect for a period of 45 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise); then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the request of the Required Banks, shall by notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Note to enforce its claims against the Borrower: (a) declare the Commitments terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any fee payable pursuant to Section 2.08(a) shall forthwith become due and payable without any other notice of any kind; or (b) declare the principal of and accrued interest on the Loans, and all other obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that, if an Event of Default specified in subsection (i) shall occur, the result which would occur upon the giving of written notice by the Agent to the Borrower, as specified in clauses (a) and (b) above, shall occur automatically without the giving of any such notice.

               SECTION 6.02.  Notice of Default.  The Agent shall
give notice to the Borrower under Section 6.01(e) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


       56                            ARTICLE VII

                          THE AGENT

               SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

               SECTION 7.02.  Agent and Affiliates.  Morgan
Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

               SECTION 7.03.  Action by Agent.  The obligations
of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in
Article VI.

               SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

               SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items
       57 required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

               SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

               SECTION 7.07.  Credit Decision.  Each Bank
acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.
               SECTION 7.08. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 15 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder
       58 as Agent, the provisions of this Article shall
inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

               SECTION 7.09.  Co-Syndication Agents Not Liable.
Nothing in this Agreement shall impose upon any Co-
Syndication Agent, in such capacity, any duties or responsibilities whatsoever.


                        ARTICLE VIII

                   CHANGE IN CIRCUMSTANCES

               SECTION 8.01.  Basis for Determining Interest Rate
Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Borrowing:

               (a)the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

               (b)in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed
Borrowing, such Borrowing shall instead be made as a Base
Rate Borrowing and (ii) if such Fixed Rate Borrowing is a
Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base
Rate for such day.

       59             SECTION 8.02.  Illegality.  If, on or after the
date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending
Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar
Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

               SECTION 8.03.  Increased Cost and Reduced Return.
(a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or
(y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable
Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with
            60 respect to its Fixed Rate Loans, its Notes or
     its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank
     (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Applicable
     Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any CD Loan, any such requirement included in an applicable Domestic Reserve Percentage and (B) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve
     Percentage), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank
     (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (including any amount or amounts equal to any taxes on the overall net income of such Bank payable by such Bank with respect to the amount of payments required to be made pursuant to this Section 8.03(a)).

               (b)If any Bank determines that the adoption of any applicable law, rule, regulation, guideline or request concerning capital adequacy, or any change therein, or any
       61 change in interpretation or administration thereof by any governmental authority, central bank or comparable agency (including, without limitation, any such adoption or change the effect of which would be, for purposes of capital adequacy requirements, to treat the Commitments hereunder as not constituting commitments with an original maturity of one year or less), occurring after the date hereof, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank based on the existence of such Bank's Commitment hereunder or its obligations hereunder, it will notify the Borrower. This determination will be made on a Bank by Bank basis. The Borrower will pay to each Bank on demand such additional amounts as are necessary to compensate for the increased cost to such Bank as a result of the event described in the first sentence of this Section 8.03(b). In determining such amount, such Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, and such Bank will pass such costs on to the Borrower only if such costs are passed on in a similar manner by such Bank to similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section 8.03(b)), as determined by such Bank in its reasonable discretion. Each Bank's determination of compensation shall be conclusive if made in accordance with this provision. Each Bank, upon determining that any increased costs will be payable pursuant to this
Section 8.03(b), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such increased costs, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay increased costs pursuant to this Section 8.03(b).

               (c)Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A Bank claiming compensation under this Section shall furnish a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

               SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any
       62 Bank to make Euro-Dollar Loans has been suspended
pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

               (a) all Loans which would otherwise be made by such Bank as CD Loans or Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

               (b)  after each of its CD Loans or Euro-Dollar
     Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.


                         ARTICLE IX

                        MISCELLANEOUS

               SECTION 9.01. Notices. All notices, requests, directions, consents, approvals and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telex or telecopier number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex or telecopier number set forth in its Administrative Questionnaire or (z) in the case of any other party, such other address or telex or telecopier number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received or
(ii) if given by any other means, when delivered or received at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

               SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or
       63 privilege hereunder or under any Note shall
operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
               SECTION 9.03.  Expenses; Documentary Taxes;
Indemnification. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent or any Bank, including reasonable fees and disbursements incurred by counsel or in-house counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes and any and all liabilities with respect to or resulting from any delay or omission (unless solely attributable to such Bank) to pay such taxes.

               (b)The Borrower agrees to indemnify each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee (or by the Agent in connection with its actions as Agent hereunder) in connection with any investigative, administrative or judicial proceeding
(whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence, willful misconduct or unlawful conduct as determined by a court of competent jurisdiction.

               SECTION 9.04. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of
       64 the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes.
The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

               SECTION 9.05.  Amendments and Waivers.  Any
provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder,
(iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

               SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

               (b)Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of
       65 its Loans.  In the event of any such grant by a
Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or
(iii) of Section 9.05 without the consent of the Participant. Subject to the provisions of subsection (e), the Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits, and be bound by the obligations, of
Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).
               (c)Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (but not in any case in an amount less than $10,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit J hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent, such consents not to be unreasonably withheld; provided that if an Assignee is another Bank or an affiliate of such transferor Bank, no such consent shall be required; and provided further that such assignment may, but need not, include the rights of the transferor Bank in respect of outstanding Money Market
Loans. Upon execution and delivery of such an instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by
       66 any party shall be required.  Upon the
consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

               (d)Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

               (e)No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

               SECTION 9.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

               SECTION 9.08.  Governing Law. This Agreement and
each Note shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 9.09.  Counterparts; Integration;
Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each
       67 of the parties hereto (or, in the case of any
party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

               SECTION 9.10.  Several Obligations.  The
obligations of the Banks hereunder are several. Neither the failure of any Bank to carry out its obligations hereunder nor of this Agreement to be duly authorized, executed and delivery by any Bank shall relieve any other Bank of its obligations hereunder (or affect the rights hereunder of such other Bank). No Bank shall be responsible for the obligations of, or any action taken or omitted by, any other Bank hereunder.

               SECTION 9.11. Termination of Commitments Under the Prior Credit Agreements. Each party hereto that is also a party to a Prior Credit Agreement hereby waives the notice required under Section 2.09 of such Prior Credit Agreement for the termination of the commitments thereunder and agrees that on the Effective Date (i) the Commitments, as defined in such Prior Credit Agreement, shall terminate in their entirety and (ii) the Borrower will pay or prepay any loans which exist under such Prior Credit Agreement provided, however, that the provisions of Sections 2.13, 7.05, 7.06,
8.03 and 9.03 (and Section 2.12 and Article IX insofar as such Section or Article relates to such Sections 2.13, 7.05, 7.06, 8.03 and 9.03, as applicable) of such Prior Credit Agreement shall survive the termination of the commitments thereunder and shall remain in full force and effect.

               SECTION 9.12.  Severability.  In case any
provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION


By /s/ Steven L. Lilly
   Title: Chief Financial Officer
Address:  Woodland Park
          2201 Cooperative Way
          Herndon, Virginia 22071-3025

          Attention:  Kimberly Armstrong
            Director of Banking Relations
Telephone No.:  (703) 709-6700
Telecopier No.:  (703) 709-6779



Commitments

$86,000,000              MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK



                         By /s/ Sanjeanetta Harris
                            Title: Vice President



$84,000,000              THE BANK OF NOVA SCOTIA



                         By /s/ J.R. Trimble
                            Title: Senior Relationship
                                 Manager

$72,000,000              THE CHASE MANHATTAN BANK, N.A.



                         By /s/ Marc D. Galligan
                            Title: Vice President



$72,000,000              THE FIRST NATIONAL BANK OF CHICAGO


                         By /s/ Richard Waldman
                            Title: Authorized Agent



$70,000,000              ABN AMRO BANK N.V. NEW YORK BRANCH


                         By /s/ Olga L. Zoutendljk
                            Title: Vice President

                         By /s/ Duane P. Helkowski
                            Title: Assistant Vice
                                    President



$70,000,000              BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION



                         By /s/ R. Vernon Howard, Jr.
                            Title: Vice President



$70,000,000              CREDIT LYONNAIS CAYMAN ISLANDS BRANCH



                         By /s/ Mary E. Collier
                            Title: Authorized Signature

$70,000,000              NATIONSBANK, N.A. (CAROLINAS)



                         By /s/ Lawrence A. Saunders, Jr.
                            Title: Vice President



$70,000,000              THE TORONTO-DOMINION BANK



                         By /s/ Jorge A. Garcia
                            Title: Manager Credit
                                     Administration



$70,000,000              UNION BANK OF SWITZERLAND



                         By /s/ Stephen A. Cayer
                            Title: Assistant Treasurer


                         By /s/ Peter B. Yearley
                            Title: Vice President



$50,000,000              THE BANK OF TOKYO TRUST COMPANY



                         By /s/ Michael C. Irwin
                             Title: Vice President

$50,000,000              COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK, B.A.,
                           "Rabobank Nederland", NEW YORK BRANCH



                         By /s/ Mark Laponte
                            Title: Vice President


                         By /s W. Jeffrey Vollack
                            Title: Vice President



$40,000,000              CIBC INC.



                         By /s/ Margaret E. McTigue
                            Title: Vice President



$40,000,000              MELLON BANK, N.A.



                         By /s/ Scott Hennessee
                            Title: Assistant Vice
                                    President



$34,000,000              COMERICA BANK



                         By /s/ Julie Burke Smith
                            Title: Vice President



$34,000,000              PNC BANK, NATIONAL ASSOCIATION



                         By /s/ Thomas A. Majeski
                            Title: Assistant Vice
                                    President

$30,000,000              DRESDNER BANK AG, NEW YORK AND GRAND
                           CAYMAN BRANCHES



                         By /s/ Susan A. Hodge
                            Title: Vice President


                         By /s/ J. Curtin Beaudouin
                            Title:  Vice President



$30,000,000              THE INDUSTRIAL BANK OF JAPAN, LTD.,
                            NEW YORK BRANCH



                         By /s/ Robert W. Ramage, Jr.
                            Title: Senior Vice President



$24,000,000              SOCIETE GENERALE



                         By /s/ Gordon R. Eadon
                            Title: Vice President



$20,000,000              BANCO BILBAO VIZCAYA, S.A.



                         By /s/ John Carreras
                            Title: Vice President



$20,000,000              BANK OF MONTREAL



                         By /s/ Joseph Longpre
                            Title: Managing Director

$20,000,000              BARCLAYS BANK PLC



                         By /s/ Vijay Rajguru
                            Title: Associate Director



$20,000,000              CREDIT SUISSE



                         By /s/ Dawn E. Rubinstein
                             Title: Associate


                         By /s/ Christopher J. Eldin
                             Title: Member of Senior
                                     Management



$20,000,000              DAIWA BANK TRUST COMPANY



                         By /s/ Masafumi Asai
                            Title: Vice President



$20,000,000              FIRST BANK NATIONAL ASSOCIATION



                         By /s/ Mark R. Olman
                            Title: Vice President



$20,000,000              FIRST INTERSTATE BANK OF WASHINGTON, N.A.



                         By /s/ Susan J. Hendrixson
                            Title: Vice President

$20,000,000              THE FUJI BANK, LIMITED



                         By /s/ Gina Kearns
                            Title: Vice President
                                    & Manager



$20,000,000              KREDIETBANK N.V.



                         By /s/ Diane Grimming
                            Title: Vice President


                         By /s/ Robert Snauffer
                            Title: Vice President



$20,000,000              MONTE DEI PASCHI DI SIENA



                         By /s/ G. Natalicchi
                            Title: Senior Vice President
                                    & General Manager


                         By /s/ Brian R. Landy
                            Title: Vice President



$20,000,000              NORDDEUTSCHE LANDESBANK GIROZENTRALE
                           NEW YORK AND/OR CAYMAN ISLANDS BRANCH



                         By /s/ Stephanie Hoevermann
                            Title: Vice President


                         By /s/ Stephen K. Hunter
                            Title: Senior Vice President

$20,000,000              SIGNET BANK/VIRGINIA



                         By /s/ Linwood White
                            Title: Senior Vice President



$20,000,000              THE SUMITOMO BANK, LIMITED
                            NEW YORK BRANCH



                         By /s/ Yoshinori Kawamura
                            Title: Joint General Manager



$20,000,000              WESTDEUTSCHE LANDESBANK GIROZENTRALE
                           NEW YORK BRANCH/CAYMAN ISLANDS BRANCH



                         By /s/ Stephen W. Frey
                            Title: Vice President


                         By /s/ Karen E. Hoplock
                            Title: Vice President



$16,000,000              BANK ONE, ARIZONA, NA



                         By /s/ Craig Hoskins
                            Title: Vice President

$16,000,000              BANQUE NATIONALE DE PARIS



                         By /s/ Phil Truesdale
                            Title: Vice President


                         By /s/ Eric Vigne
                            Title: Senior Vice President


$16,000,000              UNITED STATES NATIONAL BANK OF OREGON



                         By /s/ Douglas A. Rich
                            Title: Vice President


$14,000,000              BANCA CRT SpA



                         By /s/ Robert P. DeSantes
                            Title: Vice President, Head
                                    of Corporate Banking


                         By /s/ Franco Marino
                            Title: First Vice President
                                    & Deputy Manager


$14,000,000              CRESTAR BANK



                         By /s/ David N. Ryder
                            Title: Vice President

$14,000,000              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                           NEW YORK BRANCH



                         By /s/ John L. Dean
                            Title: Senior Vice President


                         By /s/ Karen A. Brinkman
                            Title: Vice President

$14,000,000              THE DAI-ICHI KANGYO BANK, LTD.,
                           NEW YORK BRANCH



                         By /s/ Stephanie R. Rogers
                            Title: Vice President



$14,000,000              THE NORTHERN TRUST COMPANY



                         By /s/ David L. Love
                            Title: Commercial Banking
                                    Officer



$14,000,000              SUNBANK, NATIONAL ASSOCIATION



                         By /s/ Kristina L. Anderson
                            Title: Assistant Vice
                                    President

$12,000,000              BANCO DI NAPOLI S.P.A.



                         By /s/ Vito Spada
                            Title: Executive Vice
                                    President


                         By /s/ Claude P. Mapes
                            Title: First Vice President


$12,000,000              COMMERZBANK AG NEW YORK BRANCH AND/OR
                           GRAND CAYMAN BRANCH



                         By /s/ Juergen Schmleding
                            Title: Vice President


                         By /s/ Werner Niemeyer
                            Title: Vice President

$12,000,000              LLOYDS BANK Plc



                         By /s/ Ted Walser
                            Title: Senior Vice President


                         By /s/ Paul Briamonte
                            Title: Vice President



$12,000,000              THE TOKAI BANK, LIMITED, NEW YORK BRANCH



                         By /s/ Masaharu Muto
                            Title: Deputy General
                                    Manager

$12,000,000              THE TOYO TRUST & BANKING CO., LTD.



                         By /s/ Hiroyuki Fukuro
                            Title: Vice President


                         By /s/ Howard Tulley Mott
                            Title: Vice President



$12,000,000              THE YASUDA TRUST & BANKING COMPANY, LTD.



                         By /s/ Yoshito Kobayashi
                            Title: Deputy General
                                    Manager



$10,000,000              BANK AUSTRIA AKTIENGESELLSCHAST



                         By /s/ J. Anthony Seay
                            Title: Vice President


                         By /s/ Mark M. Nolan
                            Title: Assistant Vice
                                    President



$10,000,000              THE BANK OF CALIFORNIA, N.A.



                         By /s/ Harry S. Matthews
                            Title: Vice President

$10,000,000              BAYERISCHE LANDESBANK GIROZENTRALE
                            CAYMAN ISLANDS BRANCH



                         By /s/ Wilfried Freudenberger
                            Title: Executive Vice
                                    President & General
                                    Manager


                         By /s/ Peter Oberman
                            Title: First Vice President
                                     Manager Lending
                                     Division



$10,000,000              HARRIS TRUST AND SAVINGS BANK



                         By /s/ Michael W. Lewis
                            Title: Senior Vice President



$10,000,000              NATIONAL CITY BANK, COLUMBUS



                         By /s/ Jeffrey L. Hawthorne
                            Title: Vice President

$10,000,000              THE SAKURA BANK, LIMITED



                         By /s/ Hiroshi Shimazaki
                            Title: Senior Vice President
                                     & Manager

$10,000,000              THE SANWA BANK, LIMITED, ATLANTA AGENCY



                         By /s/ Peter J. Pawlak
                            Title: Vice President
                                    & Senior Manager


___________________

Total Commitments

$ 1,620,000,000

                         J.P. MORGAN SECURITIES INC.,
                          as Co-Syndication Agent



                         By /s/ Suzanne Waltman
                            Title: Associate



                         THE BANK OF NOVA SCOTIA,
                           as Co-Syndication Agent



                         By /s/ J.R. Trimble
                            Title: Senior Relationship
                                    Manager



                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Administrative Agent



                         By /s/ Sanjeanetta Harris
                            Title: Vice President

                         Address:
                         60 Wall Street
                         New York, New York  10260
                         Attention:  Loan Department
                         Telex number:  420230

                          PRICING SCHEDULE



               The "Euro-Dollar Margin", "CD Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


      Status     LevelI  Level II  Level III  Level IV
Euro-Dollar
Margin
  If Utiliza-
  tion is
  equal to or
  less than
  50%            0.175%   0.2%      0.325%     0.425%
  If Utiliza-
  tion exceeds
  50%            0.175%   0.325%    0.45%      0.55%
CD Margin
  If Utiliza-
  tion is
  equal to or
  less than
  50%            0.3%    0.325%     0.45%      0.55%

  If Utiliza-
  tion exceeds
  50%            0.3%    0.45%      0.575%     0.675%
Facility FeeRate 0.075%  0.1%       0.15%      0.2%

               For purposes of this Schedule, the following terms have the following meanings:

               "Level I Status" exists at any date if, at such date, the Borrower has outstanding senior unsecured long-term debt and such debt, without third party enhancement, is rated (or, if on such date the Borrower has no outstanding senior unsecured long-term
       84 debt, evidence satisfactory to the Agent is provided to the effect that the rating of senior unsecured long-term debt of the Borrower, assuming that it had outstanding senior unsecured long-term debt, would be rated) at least AA (or any equivalent rating which is used in lieu thereof) by S&P and Aa2 (or any equivalent rating which is used in lieu thereof) by Moody's.

               "Level II Status" exists at any date, if at such date, the Borrower has outstanding senior unsecured long-term debt and such debt, without third party enhancement, is rated (or, if on such date the Borrower has no outstanding senior unsecured long-term debt, evidence satisfactory to the Agent is provided to the effect that the rating of senior unsecured long-term debt of the Borrower, assuming that it had outstanding senior unsecured long-term debt, would be rated) at least AA- (or any equivalent rating which is used in lieu thereof) or higher by S&P or Aa3 (or any equivalent rating which is used in lieu thereof) or higher by Moody's and Level I Status does not exist at such date.

           "Level III Status" exists at any date if, at such date, the Borrower has outstanding senior unsecured long-term debt and such debt, without third party enhancement, is rated (or, if on such date the Borrower has no outstanding senior unsecured long-term debt, evidence satisfactory to the Agent is provided to the effect that the rating of senior unsecured long-term debt of the Borrower, assuming that it had outstanding senior unsecured long-term debt, would be rated) at least A+ (or any equivalent rating which is used in lieu thereof) or higher by S&P or A1 (or any equivalent rating which is used in lieu thereof) or higher by Moody's and neither Level I Status nor Level II Status exists.

           "Level IV Status" exists at any date if, at such date, none of Level I Status, Level II Status or Level III Status exists.

           "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status or Level IV Status exists at any date.

           "Utilization" means at any date the percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Loans remain outstanding after termination of the
       85 Commitments, the Utilization for each date on or after the date of such termination shall be deemed to be greater than 50%.

               The credit ratings to be utilized for purposes of this Pricing Schedule shall be, so long as the Borrower's unsecured
Medium Term Notes are rated by either S&P or Moody's, those assigned to the Borrower's unsecured Medium Term Notes. The rating in effect at any date is that in effect at the close of business on such date.

                            NOTE                   EXHIBIT A


New York, New York


               For value received, National Rural Utilities
Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the "Borrower"), promises to pay to the order of

(the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

               All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.

               This note is one of the Notes referred to in the $1,620,000,000 Revolving Credit Agreement dated as of
February 28, 1995 among the Borrower, the banks listed on the signature pages thereof, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and
Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended from time to time, the "Revolving Credit Agreement"). Terms defined in the
Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                       NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION


                       By_______________________________
                         Title:

               LOANS AND PAYMENTS OF PRINCIPAL






    Date    Amount of   Type of   Amount of   Maturity   Notation
             Loan        Loan     Principal     Date      Made By
                                   Repaid

                    Form of RUS Guarantee

               The United States of America acting through the Administrator of the Rural Utilities Service ("RUS") hereby unconditionally guarantees to [name of Payee] the making of [__%] of the payments of principal and interest when and as due on this Note of _________ (the "Cooperative") in accordance with the terms hereof and of the Loan Agreement referred to in this Note, until such principal and interest shall be indefeasibly paid in full (which includes interest accruing on such principal between the date of default under this Note and the payment in full of this Guarantee), irrespective of receipt by RUS of any sums or property from its enforcement of its remedies for the Cooperative default. This Guarantee shall be incontestable except for fraud or misrepresentation of which the holder had actual knowledge at the time it became a holder. RUS hereby waives diligence, presentment, demand, protest and notice of any kind, as well as any requirement that [name of Payee] exhaust any right or take any action against the Cooperative.

               This Guarantee is issued pursuant to Title III of the Rural Electrification Act of 1936, as amended (7 U.S.C.
{{ 901, et seq.), and the Loan Guarantee and Servicing
Agreement among RUS, the Cooperative, The First National
Bank of Chicago and National Rural Utilities Cooperative
Finance Corporation dated ___________, 19__.


UNITED STATES OF AMERICA



Date___________, 19__                By_______________________
                                       Administrator of Rural
                                        Electrification
                                        Administration
       89             EXHIBIT C


             Form of Money Market Quote Request


                                                [Date]


To:    Morgan Guaranty Trust Company of New York
         (the "Agent")

From:  National Rural Utilities
         Cooperative Finance Corporation (the "Borrower")

Re:    $1,620,000,000 Revolving Credit Agreement (the
       "Revolving Credit Agreement") dated as of February
       __, 1995 among the Borrower, the Banks listed on the signature pages thereof, J.P. Morgan Securities Inc.
       and The Bank of Nova Scotia, as Co-Syndication
       Agents, and Morgan Guaranty Trust Company of New
       York, as Administrative Agent

              We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market
Quotes for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount                                Interest Period

$

               Such Money Market Quotes should offer a Money
Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

               Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.

                                 NATIONAL RURAL UTILITIES
                                   COOPERATIVE FINANCE CORPORATION



                                 By________________________
                                   Title:

                                                   EXHIBIT D



         Form of Invitation for Money Market Quotes

To:  [Name of Bank]

Re:  Invitation for Money Market Quotes
     to the National Rural Utilities Cooperative
     Finance Corporation (the "Borrower")

               Pursuant to Section 2.03 of the $1,620,000,000 Revolving Credit Agreement dated as of February 28, 1995 among the Borrower, the Banks party thereto, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                  Interest Period

$

               Such Money Market Quotes should offer a Money
Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

               Please respond to this invitation by no later than [2:00 P.M.] [9:00 A.M.] (New York City time) on [date].

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK




                                  By________________
                                    Authorized Officer

                                                              EXHIBIT E

                 Form of Money Market Quote


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent
60 Wall Street
New York, New York  10260

Attention:

Re:  Money Market Quote to
     National Rural Utilities Cooperative
     Finance Corporation (the "Borrower")


               In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank:  ________________________________

2.   Person to contact at Quoting Bank:

     _____________________________

3.   Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest
     Periods and at the following rates:

Principal    Interest     Money Market
 Amount**    Period***    [Margin****] [Absolute Rate*****]

$
$


     [Provided, that the aggregate principal amount of Money
     Market Loans for which the above offers may be accepted shall not exceed $____________.]**

     __________

     * As specified in the related Invitation.

     ** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend.
     Bids must be made for $1,000,000 or a larger multiple thereof.

                 (notes continued on following page)
            92 We understand and agree that the offer(s) set
     forth above, subject to the satisfaction of the applicable conditions set forth in the $1,620,000,000 Revolving Credit Agreement dated as of February 28, 1995 among the Borrower, the Banks listed on the signature pages thereof, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and yourselves, as Administrative Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                             Very truly yours,

                             [NAME OF BANK]


Dated:_______________         By:__________________________
                                 Authorized Officer






__________

*** Any number of whole months (but not less than one month) or not less than 30 days, as specified in the related
Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

       93                                        EXHIBIT F



               OPINION OF JOHN JAY LIST, ESQ.,
              GENERAL COUNSEL OF THE BORROWER

                                        February 28, 1995


               I am General Counsel of the National Rural
Utilities Cooperative Finance Corporation (the "Borrower") and am delivering this opinion pursuant to the $1,620,000,000 Revolving Credit Agreement (the "Agreement") dated as of February 28, 1995 among the Borrower, the banks listed on the signature pages thereof, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Agreement are used herein as therein defined. This opinion is being rendered to you at the request of my client, the Borrower, pursuant to Section 3.01(c) of the Agreement.

               I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

               Upon the basis of the foregoing, I am of the opinion that:

               1. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial
       94 conition of the Borrower), individually or in the
aggregate, have a material adverse effect upon the business or financial condition of the Borrower. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Agreement and the Notes. The Agreement and the Notes have been duly and validly authorized, executed and delivered by the Borrower, and the Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes constitute legal, valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

               2. There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, property, assets, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Agreement or the Notes.

               3. No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of the Agreement or the Notes.

               4. The holders of the Borrower's Capital Term Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.

               5. Neither the Borrower nor any Subsidiary is in default in any material respect under any material agreement or other instrument to which it is a party or by which it is bound or its property or assets may be affected. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument.
Neither the execution and delivery of the Agreement or the Notes, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be
       95 inconsistent with, or will result in any breach
of, any of the terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Notes.

               6. The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in either Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provision of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, either Indenture.

               7. Set forth on Annex A attached hereto is a true, correct and complete list of all of the Borrower's Subsidiaries and Joint Ventures, the jurisdiction of incorporation or organization of each such Subsidiary and Joint Venture and the nature and percentage of the Borrower's ownership of each such Subsidiary and Joint Venture.

               8. The Commitments (as defined in each of the Prior Credit Agreements) has been terminated in accordance with its terms.

                                                        EXHIBIT G



         OPINION OF MILBANK, TWEED, HADLEY & McCLOY,
              SPECIAL COUNSEL FOR THE BORROWER

                                               February 28, 1995


               We have acted as special counsel to National Rural
Utilities Cooperative Finance Corporation (the "Borrower") in connection with the $1,620,000,000 Revolving Credit
Agreement dated as of February 28, 1995 (the "Agreement") among the Borrower, the Banks party thereto, J.P. Morgan
Securities Inc. and The Bank of Nova Scotia, as Co-
Syndication Agents, and Morgan Guaranty Trust Company of New
York, in its capacity as Administrative Agent (the "Agent").
All capitalized terms used but not defined herein have the respective meanings given to such terms in the Agreement.



               In rendering the opinions expressed below, we have examined:

               (i)the Agreement;

         (ii)  the Notes; and

        (iii) such corporate records of the Borrower and such other documents as we have deemed necessary as a basis for the opinions expressed below.

In our examination, we have assumed the genuineness of all signatures (other than the Borrower's), the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Agreement and certificates of appropriate representatives of the Borrower.

               In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter (except as provided below), that:

       97 (i)  such documents have been duly authorized by,
               have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties (except the Borrower) to such documents;

         (ii) all signatures (except signatures of officers of the Borrower) to such documents have been duly authorized; and

        (iii) all of the parties to such documents (except the Borrower) are duly organized and validly existing and have the power and authority (corporate and other) to execute, deliver and perform such documents.

               Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

        1. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Agreement and the Notes. The Agreement and the Notes have been duly and validly authorized, executed and delivered by the Borrower, and the Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes constitute legal, valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Agreement and the Notes is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

        2. To our best knowledge, there are no actions, suits, proceedings or investigations pending or threatened
       98 against the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which in our view are reasonably likely to materially adversely affect the business, property, assets, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Agreement or the Notes.

        3. No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of the Agreement or the Notes.

        4. The holders of the Borrower's Capital Term Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.

        5. Neither the execution and delivery of the Agreement or the Notes, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit known to us applicable to the Borrower, or will conflict or be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument known to us to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, to our best knowledge the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Notes.

        6. The Borrower has received a ruling from the Internal Revenue Service to the effect that it is exempt
       99 from payment of Federal income tax under Section
501(c)(4) of the Internal Revenue Code of 1986, and nothing has come to our attention that leads us to believe that the Borrower is not so exempt.

        7. The Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

        8. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

        9. The Commitments (as defined in each of the Prior Credit Agreements) have been terminated.

               The foregoing opinions are subject to the following qualifications:

               We express no opinion as to the effect of the laws of any jurisdiction in which any Bank is located (other than New York) that limit the interest, fees or other charges such Bank may impose.

               We express no opinion concerning any law other than the law of New York, the District of Columbia and the federal law of the United States. Insofar as this opinion pertains to matters of District of Columbia law, we have relied on the opinion of John Jay List, Esq. being delivered to you contemporaneously herewith.

               This opinion letter is, pursuant to Section
3.01(d) of the Agreement, provided to you by us in our capacity as special counsel to the Borrower and at its request and may not be relied upon by any Person or for any purpose other than in connection with the transactions contemplated by the Agreement without, in each instance, our prior written consent.

                                 Very truly yours,

       100                                                EXHIBIT H



                         OPINION OF
           DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                        FOR THE AGENT


                                                       February 28, 1995


To the Banks and the Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

               We have participated in the preparation of the $1,620,000,000 Revolving Credit Agreement dated as of February 28, 1995 (the "Credit Agreement") among the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

               We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

               Upon the basis of the foregoing, we are of the opinion that:

               1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

       101      2.  The Credit Agreement constitutes a valid
and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

               In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have relied, without independent investigation, as to all matters governed by the laws of the District of Columbia, upon the opinion of John Jay List, Esq., General Counsel of the Borrower, dated the date hereof, a copy of which has been delivered to you.

                               Very truly yours,
       102                                              EXHIBIT I


                    EXTENSION AGREEMENT

                                                 [Date]


National Rural Utilities
  Cooperative Finance Corporation
Woodland Park
2201 Cooperative Way
Herndon, VA  22071-3025

Morgan Guaranty Trust Company
  of New York, as Administrative Agent
  under the Credit Agreement
  referred to below
60 Wall Street
New York, NY  10260

Gentlemen:

               Effective as of [effective date], the undersigned hereby agree to extend the Termination Date as now in effect under the $ 1,620,000,000 Credit Agreement dated as of February 28, 1995 as amended and supplemented from time to time (the "Credit Agreement"), among National Rural Utilities Cooperative Finance Corporation, the Banks listed therein,
J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of
New York, as Administrative Agent, to [Date]. Terms defined in the Credit Agreement are used herein as therein defined.

               This Extension Agreement shall be construed in accordance with and governed by the law of the State of New
York.


                                      [NAME OF BANK]

                                      By____________________________
                                        Title:








       103                            [NAME OF BANK]


                                      By____________________________
                                        Title:



                                      MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as Administrative Agent


                                      By____________________________
                                        Title:


Agreed and accepted:

NATIONAL RURAL UTILITIES
  COOPERATIVE FINANCE CORPORATION


By_______________________________
  Title:

       104                                              EXHIBIT J


            ASSIGNMENT AND ASSUMPTION AGREEMENT

               AGREEMENT dated as of ___________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").


                    W I T N E S S E T H


               WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $1,620,000,000 Credit
Agreement dated as of February 28, 1995 (the "Credit
Agreement") among the Borrower, the Assignor and the other
Banks party thereto, as Banks, J.P. Morgan Securities Inc.
and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent");

               WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

               WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

               WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

               SECTION 1.  Definitions. All capitalized terms not
otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

       105     SECTION 2.  Assignment.  The Assignor hereby
assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in
Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

               SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

               SECTION 4.  Consent of the Borrower and the Agent.
This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent.
Pursuant to Section 9.06(c) of the Credit Agreement the
Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

               SECTION 5.  Non-Reliance on Assignor.  The
Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the
       106 solvency, financial condition, or statements of
the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

               SECTION 6.  Governing Law.  This Agreement shall
be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7.  Counterparts.  This Agreement may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                         [ASSIGNOR]



                         By_________________________
                           Title:



                         [ASSIGNEE]



                         By__________________________
                           Title:



                         NATIONAL RURAL UTILITIES
                           COOPERATIVE FINANCE CORPORATION



                         By__________________________
                           Title:

                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Administrative Agent



                         By__________________________
                           Title:

                                              CONFORMED COPY




                       $2,430,000,000



                 REVOLVING CREDIT AGREEMENT



                         dated as of



                      February 28, 1995



                            among



                  NATIONAL RURAL UTILITIES
              COOPERATIVE FINANCE CORPORATION,


                  THE BANKS LISTED HEREIN,


                 J.P. MORGAN SECURITIES INC.

                             and

                  THE BANK OF NOVA SCOTIA,
                  as CO-SYNDICATION AGENTS

                             and


         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as ADMINISTRATIVE AGENT

                         Arranged by
                 J.P. MORGAN SECURITIES INC.

                         TABLE OF CONTENTS

                                                                Page


                              ARTICLE I

                             DEFINITIONS

       SECTION 1.01.Definitions                            1
       SECTION 1.02.Accounting Terms and Determinations   15
       SECTION 1.03.Types of Borrowings                   15



                             ARTICLE II

                             THE CREDITS

       SECTION 2.01.Commitments to Lend                   15
       SECTION 2.02.  Notice of Committed Borrowings      16
       SECTION 2.03.Money Market Borrowings               17
       SECTION 2.04.  Notice to Banks; Funding of Loans   21
       SECTION 2.05.Notes                                 22
       SECTION 2.06.Maturity of Loans                     23
       SECTION 2.07.Interest Rates                        23
       SECTION 2.08. Fees                                 27
       SECTION 2.09. Optional Termination or Reduction of
                    Commitments                           28
       SECTION 2.10. Mandatory Termination of Commitments 28
       SECTION 2.11.Optional Prepayments                  28
       SECTION 2.12.General Provisions as to Payments     28
       SECTION 2.13.Funding Losses.                       29
       SECTION 2.14.Computation of Interest and Fees      30
       SECTION 2.15.Withholding Tax Exemption.            30
       SECTION 2.16.Increase of Commitments.              30



                             ARTICLE III

                             CONDITIONS

       SECTION 3.01.Closing                               32
       SECTION 3.02.Borrowings                            33

                             ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES

       SECTION 4.01.Corporate Existence, Power and Authority 35
       SECTION 4.02.Financial Statements                     35
       SECTION 4.03.Litigation                               36
       SECTION 4.04.Governmental Authorizations              37
       SECTION 4.05.Capital Term Certificates                37
       SECTION 4.06.No Violation of Agreements               37
       SECTION 4.07.No Event of Default under the Indentures 38
       SECTION 4.08.Compliance with ERISA                    38
       SECTION 4.09.Compliance with Other Laws               38
       SECTION 4.10.Tax Status                               38
       SECTION 4.11.Investment Company Act                   38
       SECTION 4.12.Public Utility Holding Company Act       38
       SECTION 4.13.Disclosure                               39
       SECTION 4.14.Subsidiaries                             39
       SECTION 4.15.Environmental Matters                    39



                                   ARTICLE V

                              COVENANTS

       SECTION 5.01.Corporate Existence                      40
       SECTION 5.02.Disposition of Assets; Merger; Character
                    of Business; etc.                        40
       SECTION 5.03.Financial Information                    40
       SECTION 5.04.Default Certificates                     42
       SECTION 5.05.Notice of Litigation, Legislative
                    Developments and Defaults                43
       SECTION 5.06.ERISA                                    44
       SECTION 5.07.Payment of Charges                       44
       SECTION 5.08.Inspection of Books and Assets           45
       SECTION 5.09.Indebtedness                             45
       SECTION 5.10.Liens                                    46
       SECTION 5.11.Maintenance of Insurance                 47
       SECTION 5.12.Subsidiaries and Joint Ventures          47
       SECTION 5.13.Minimum Net Worth                        47
       SECTION 5.14.Minimum TIER                             47
       SECTION 5.15.Retirement of Patronage Capital          47
       SECTION 5.16.Use of Proceeds                          47


            111                          ARTICLE VI

                              DEFAULTS

       SECTION 6.01.Events of Default                        48
       SECTION 6.02.Notice of Default                        50



                             ARTICLE VII

                              THE AGENT

       SECTION 7.01.Appointment and Authorization            51
       SECTION 7.02.Agent and Affiliates                     51
       SECTION 7.03.Action by Agent                          51
       SECTION 7.04.Consultation with Experts                51
       SECTION 7.05.Liability of Agent                       51
       SECTION 7.06.Indemnification                          52
       SECTION 7.07.Credit Decision                          52
       SECTION 7.08.Successor Agent                          52
       SECTION 7.09.Co-Syndication Agents Not Liable         53


                            ARTICLE VIII

                       CHANGE IN CIRCUMSTANCES

       SECTION 8.01.Basis for Determining Interest Rate
                    Inadequate or Unfair                     53
       SECTION 8.02.Illegality                               54
       SECTION 8.03.Increased Cost and Reduced Return        54
       SECTION 8.04.Base Rate Loans Substituted for Affected
                    Fixed Rate Loans                         56



                             ARTICLE IX

                            MISCELLANEOUS

       SECTION 9.01.Notices                                  57
       SECTION 9.02.No Waivers                               57
       SECTION 9.03.Expenses; Documentary Taxes;
                    Indemnification                          58
       SECTION 9.04.Sharing of Set-Offs                      58
       SECTION 9.05.Amendments and Waivers                   59

       SECTION 9.06.Successors and Assigns                   59
       SECTION 9.07.Collateral                               61
       SECTION 9.08.Governing Law                            61
       SECTION 9.09.Counterparts; Integration; Effectiveness 61
       SECTION 9.10.Several Obligations                      62
       SECTION 9.11.Termination of Commitments Under the Prior
                    Credit Agreements                        62
       SECTION 9.12.Severability                             62


Pricing Schedule

Exhibit A  -        Note

Exhibit B  -        RUS Guarantee

Exhibit C  -        Money Market Quote Request

Exhibit D  -        Invitation for Money Market Quotes

Exhibit E  -        Money Market Quote

Exhibit F  -        Opinion of General Counsel for the Borrower

                      Annex A to Exhibit F  -     Subsidiaries and
                                                  Joint Ventures

Exhibit G  -        Opinion of Special Counsel for the Borrower

Exhibit H  -        Opinion of Special Counsel for the Agent

Exhibit I  -        Extension Agreement

Exhibit J  -        Assignment and Assumption Agreement

                 REVOLVING CREDIT AGREEMENT

               REVOLVING CREDIT AGREEMENT dated as of February 28, 1995 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, J.P. MORGAN SECURITIES INC. and THE BANK OF NOVA SCOTIA, as Co-Syndication Agents, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

            The parties hereto agree as follows:

                          ARTICLE I

                         DEFINITIONS

               SECTION 1.01.Definitions. The following terms, as used herein, have the following meanings:

               "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute
Rates pursuant to Section 2.03.

               "Adjusted CD Rate" has the meaning set forth in
Section 2.07(b).

               "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

               "Administrative Questionnaire" means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

               "Agent" means Morgan Guaranty Trust Company of New
York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

               "Agreement" means this Revolving Credit Agreement, as the same may from time to time be amended.

               "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar
       114 Loans, its Euro-Dollar Lending Office and (iii)
in the case of its Money Market Loans, its Money Market
Lending Office.
               "Assessment Rate" has the meaning set forth in
Section 2.07(b).

               "Assignee" has the meaning set forth in Section
9.06(c).

               "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to
Section 9.06(c), and their respective successors.

               "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and
(ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.
               "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing or pursuant to
Article VIII.

               "Bonds" means any bonds issued pursuant to either
Indenture or both, as the context may require.

               "Borrower" means the National Rural Utilities
Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.
               "Borrowing" has the meaning set forth in Section
1.03.

               "Capital Term Certificate" means a note of the Borrower substantially in the form of the membership subscription certificates and the loan and guarantee certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower having substantially similar provisions as to subordination as those contained in said outstanding membership subscription certificates and loan and guarantee certificates.
               "CD Base Rate" has the meaning set forth in
Section 2.07(b).

               "CD Loan" means a Committed Loan to be made by a Bank as a CD Loan in accordance with the applicable Notice of Committed Borrowing.

       115                 "CD Margin" has the meaning set forth in the
Pricing Schedule.

               "CD Reference Banks" means The Bank of Nova
Scotia, SunBank, National Association and Morgan Guaranty Trust Company of New York.
     "Closing Date" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to Section 3.01.

               "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10.

               "Committed Loan" means a loan made by a Bank pursuant to Section 2.01.

               "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

               "Co-Syndication Agents" means J.P. Morgan
Securities Inc. and The Bank of Nova Scotia, each in its capacity as co-syndication agent for the Banks hereunder, and their successors in such capacity.
               "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section
6.01) would, unless cured or waived, become an Event of Default.

               "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

               "Determination Date" shall have the meaning
provided in Section 5.09.
       116                 "Domestic Business Day" means any day except
a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

               "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.
               "Domestic Loans"  means CD Loans or Base Rate
Loans or both.

               "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).
               "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.09.
               "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous
Substances or wastes or the clean-up or other remediation thereof.

               "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended, or any successor statute.

               "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section

       117 414 of the Internal Revenue Code.

               "Euro-Dollar Business Day" means any Domestic
Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

               "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

               "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing.

               "Euro-Dollar Margin" has the meaning set forth in the Pricing Schedule.

               "Euro-Dollar Reference Banks" means the principal
London offices of The Bank of Nova Scotia, SunBank, National
Association and Morgan Guaranty Trust Company of New York.

               "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(c).

               "Event of Default" has the meaning set forth in
Section 6.01.

               "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest
1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New
York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business
Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business
Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

               "Fixed Rate Loans" means CD Loans or Euro-Dollar
Loans or Money Market Loans (excluding Money Market LIBOR
       118 Loans bearing interest at the Base Rate pursuant
to Section 8.01(a)) or any combination of the foregoing.

               "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or lease payments of any other Person or otherwise in any manner assuring the holder of any Indebtedness of, or the obligee under any lease of, any other Person through an agreement, contingent or otherwise, to purchase Indebtedness or the property subject to such lease, or to purchase goods, supplies or services primarily for the purpose of enabling the debtor or obligor to make payment of the Indebtedness or under such lease or of assuring such Person against loss, or to supply funds to or in any other manner invest in the debtor or obligor, or otherwise; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" when used as a verb has a correlative meaning.

               "Hazardous Substances" means any toxic,
radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

               "Indebtedness" with respect to any Person means:

               (1)all indebtedness which would appear as indebtedness on a balance sheet of such Person prepared in accordance with generally accepted accounting principles (i) for money borrowed, (ii) which is evidenced by securities sold for money or (iii) which constitutes purchase money indebtedness;

               (2)all indebtedness of others Guaranteed by such Person;

               (3)all indebtedness secured by any Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and

               (4)all indebtedness of such Person created or
     arising under any conditional sale or other title retention agreement (including any lease in the nature of a title retention agreement) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property), but only if such
       119     property is included as an asset on the
               balance sheet of such Person;

provided that, in computing the "Indebtedness" of such Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with the proper depositary in trust money (or evidences of such indebtedness) in the amount necessary to pay, redeem or satisfy such indebtedness, and thereafter such money and evidences of indebtedness so deposited shall not be included in any computation of the assets of such Person; and provided further that no provision of this definition shall be construed to include as "Indebtedness" of the Borrower any indebtedness by virtue of any agreement by the Borrower to advance or supply funds to Members.

               "Indenture" means either the 1972 Indenture or the 1994 Indenture, and "Indentures" means both such Indentures.

               "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable
Notice of Borrowing; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest
     Period shall end on the next preceding Euro-Dollar
     Business Day;

               (b)any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest
     Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

               (c)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

(2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall
            120 be extended to the next succeeding
     Euro-Dollar Business Day; and

               (b)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

(3) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day; and

               (b)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

(4) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending any whole number of months thereafter (but not less than one month) as the Borrower may elect in accordance with Section 2.03; provided that:

               (a)any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest
     Period shall end on the next preceding Euro-Dollar
     Business Day;

               (b)any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest
     Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination
          Date; and

(5) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than 30 days) as the Borrower may elect in accordance with Section 2.03; provided that:
       121 (a)any Interest Period which would otherwise end
     on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

               (b)any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

               "Internal Revenue Code" means the Internal Revenue
Code of 1986, as amended, or any successor statute.

               "Joint Venture" means any corporation,
partnership, association, joint venture or other entity in which the Borrower, directly or indirectly through Subsidiaries or Joint Ventures, has an equity interest at the time of 10% or more but which is not a Subsidiary; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Joint Venture.

               "LIBOR Auction" means a solicitation of Money
Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.


               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

               "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or
Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

               "London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

               "Member" means any Person which is a member or a patron of the Borrower.

               "Minimum Required Net Worth" shall initially be $1,334,378,200; provided that on each date after May 31, 1994 upon which annual financial statements are required to be delivered pursuant to Section 5.03(ii), the Minimum Required Net Worth shall be permanently increased by an
       122 amount, if positive, equal to ninety percent
(90%) of (i) the aggregate amount of Net Margins for the prior fiscal year minus (ii) the aggregate amount of retirements of Patronage Capital Certificates made by the Borrower to Members in the prior fiscal year. In the event that in any year the amount specified in clause (ii) above is equal to or greater than the amount specified in clause
(i) above, the Minimum Required Net Worth shall remain the same for that year.

               "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d).

               "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

               "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Agent; provided that any Bank may from time to time by notice to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

               "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Prime Rate pursuant to Section
8.01(a)).

               "Money Market Loan" means a Money Market LIBOR
Loan or a Money Market Absolute Rate Loan.

               "Money Market Margin" has the meaning set forth in
Section 2.03(d).

               "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

               "Moody's" means Moody's Investors Service, Inc., and its successors.

               "Net Margins" means operating and non-operating income of the Borrower and its Subsidiaries determined on a combined or consolidated basis (excluding income on Guaranteed Portions of RUS Guaranteed Loans) less, without duplication, operating and non-operating costs and expenses
       123 of the Borrower and its Subsidiaries determined
on a combined or consolidated basis (excluding costs and expenses relating to Guaranteed Portions of RUS Guaranteed Loans).

               "Net Worth" means the sum of (i) all accounts which constitute Members' equity in the Borrower, (ii) all Indebtedness of the Borrower shown in its balance sheet dated as of May 31, 1994 as "Members' Subordinated Certificates" and any other Indebtedness of the Borrower incurred after May 31, 1994 having substantially similar provisions as to subordination as those contained in said outstanding certificates and (iii) any amounts reflected in the financial statements of the Borrower as a reserve for loan losses.
               "1994 Indenture" means the Indenture dated as of February 15, 1994 between the Borrower and First Bank
National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

               "1972 Indenture" means the Seventeenth
Supplemental Indenture dated as of March 1, 1987, amending and restating in full the Indenture dated as of December 1, 1972, by and between the Borrower and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as trustee.

               "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

               "Notice of Borrowing" means a Notice of Committed
Borrowing (as defined in Section 2.02) or a Notice of Money
Market Borrowing (as defined in Section 2.03(f)).

               "Parent" means, with respect to any Bank, any Person controlling such Bank.

               "Participant" has the meaning set forth in Section
9.06(b).
               "Patronage Capital Certificates" means those certificates that evidence the allocation of Net Margins by the Borrower among its Members in proportion to interest earned by the Borrower from such Members.

               "PBGC" means the Pension Benefit Guaranty
Corporation or any entity succeeding to any or all of its

       124 functions under ERISA.

               "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Plan" means any multiemployer plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group.


               "Pricing Schedule" means the Schedule attached hereto identified as such.

               "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in
New York City from time to time as its Prime Rate.

               "Prior Credit Agreement" means each of (i) the $870,000,000 Revolving Credit Agreement dated as of May 28, 1993, as amended by Amendment No. 1 thereto dated as of May 17, 1994, among the Borrower, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and Arranger, and The Bank of Nova Scotia, as Managing Agent, and (ii) the $2,030,000,000 Revolving Credit Agreement dated as of May
28, 1993, as amended by Amendment No. 1 thereto dated as of May 17, 1994, among the Borrower, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and Arranger, and The Bank of Nova Scotia, as Managing Agent, and "Prior Credit Agreements" means both such Revolving Credit Agreements.

               "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.


               "Refunding Borrowing" means a Committed Borrowing which, after application of the proceeds thereof, results in no net increase in the outstanding principal amount of Committed Loans made by any Bank.

               "Regulation U" means Regulation U of the Board of
Governors of the Federal Reserve System, as in effect from time to time.

       125"Regulation X" means Regulation X of the Board of
Governors of the Federal Reserve System, as in effect from time to time.

               "Reportable Event" means an event described in
Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).

               "Required Banks" means at any time Banks having at least 60% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 60% of the aggregate unpaid principal amount of the Loans.

               "Revolving Credit Period" means the period from and including the Effective Date to but excluding the Termination Date.

               "RUS" means the Rural Utilities Service of the Department of Agriculture of the United States of America
(as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

               "RUS Guaranteed Loan" means any loan made by any Person, which loan (x) bears interest at least equal to such Person's cost of funds and (y) is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B hereto; and "Guaranteed Portion" of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS as provided in clause (y).

               "S&P" means Standard and Poor's Corporation, and its successors.

               "Subsidiary" of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other
       126 Person in which such Person directly or
indirectly through Subsidiaries has more than a 50% voting and equity interest, provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary. Neither the Rural Telephone Finance Cooperative nor the Guaranty Funding Cooperative is on the date of this Agreement a "Subsidiary", except that the Rural Telephone Finance Cooperative and, but only so long as the Borrower maintains control of the Board of Directors of the Guaranty Funding Cooperative (including, without limitation, the ability to appoint a majority of such Board of Directors), the Guaranty Funding Cooperative shall each be considered a "Subsidiary" for purposes of the definitions of "Net Margins" and "TIER".

               "Superior Indebtedness" means all Indebtedness of the Borrower (other than Capital Term Certificates) and its
Subsidiaries determined on a combined or consolidated basis, but excluding Indebtedness of the Borrower or any of its Subsidiaries to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS
Guaranteed Loans.

               "Termination Date" means February 28, 2000 or such later date to which this Agreement shall have been extended pursuant to Section 2.01(b), or, if either such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar
Business Day.
               "TIER" means, for any period, the ratio of (x) Net Margins plus interest on Indebtedness of the Borrower or its Subsidiaries determined on a combined or consolidated basis
(but excluding Indebtedness of the Borrower or any of its Subsidiaries to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans) plus amortization of bond discount and amortization of bond issuance costs of the Borrower and its Subsidiaries determined on a combined or consolidated basis for such period (but excluding such amortization of discount and issuance costs with respect to Indebtedness referred to in the preceding parenthetical phrase) to (y) interest on Indebtedness of the Borrower or its Subsidiaries determined on a combined or consolidated basis (but excluding
Indebtedness of the Borrower or any of its Subsidiaries to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans) plus amortization of bond discount and amortization of bond issuance costs of the Borrower and its Subsidiaries determined on a combined or consolidated basis for such period (but excluding such amortization of discount and issuance costs with respect to Indebtedness referred to in

       127 the preceding parenthetical phrase).

               SECTION 1.02.Accounting Terms and
Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited combined financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

               SECTION 1.03.Types of Borrowings.  The term
"Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of
Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section
2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).


                         ARTICLE II

                         THE CREDITS

               SECTION 2.01.Commitments to Lend. (a) During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.02(c) or (d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.11,
       128 prepay Loans and reborrow at any time during the
Revolving Credit Period under this Section.
               (b) Extension of Commitments. The Termination Date may be extended one time in the manner set forth in this subsection (b), for a period of up to one year from the date on which Banks having 100% of the Commitments shall have notified the Agent of their agreement so to extend. If the Borrower wishes to request an extension of the Termination Date, it shall give written notice to that effect (such notice to state the date to which the Termination Date then in effect is requested to be extended, subject to the provisions of the preceding sentence) to the Agent not less than 60 nor more than 90 days prior to the Termination Date then in effect, whereupon the Agent shall promptly notify each of the Banks of such request and send a copy of the Extension Agreement referred to below to each Bank. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its discretion, within 30 days of such notice to the Agent. If less than all Banks respond affirmatively to such request within 30 days, then the Borrower may request the Banks that do not elect to extend the Termination Date to assign their Commitments in their entirety, no later than 15 days prior to the Termination Date then in effect, to one or more Assignees pursuant to Section 9.06(c) which Assignees will agree to extend the Termination Date. If all Banks (including such Assignees and excluding their respective transferor Banks) respond affirmatively, then, subject to receipt by the Agent of counterparts of an Extension Agreement in substantially the form of Exhibit I hereto duly completed and signed by all of the parties thereto, the Termination Date shall be extended for the period specified above.

               SECTION 2.02. Notice of Committed Borrowings. The Borrower shall give the Agent notice (a "Notice of Committed Borrowing") not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (a)the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic
     Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

               (b)the aggregate amount of such Borrowing,

               (c)whether the Loans comprising such Borrowing

       129are to be CD Loans, Base Rate Loans or Euro-Dollar
     Loans, and

               (d)in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest
     Period.

Notwithstanding the foregoing, no more than 10 Fixed Rate
Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.

               SECTION 2.03.Money Market Borrowings.
               (a)The Money Market Option.  In addition to
Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.
               (b)Money Market Quote Request.  When the
Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit C hereto so as to be received no later than 10:00 A.M. (New York City time) on
(x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR
     Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

        (ii) the aggregate amount of such Borrowing, which shall be $30,000,000 or any larger multiple of $1,000,000,

       (iii)  the duration of the Interest Period applicable


       130 thereto, subject to the provisions of the
     definition of Interest Period, and

        (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market
     Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

               (c)Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit D hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money
Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

               (d)Submission and Contents of Money Market
Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 1:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 8:45 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction. Subject to Articles III and VI, any
       131 Money Market Quote so made shall be irrevocable
except with the written consent of the Agent given on the instructions of the Borrower.
               (ii)  Each Money Market Quote shall be in
substantially the form of Exhibit E hereto and shall in any case specify:

               (A)the proposed date of Borrowing,

               (B)the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $1,000,000 or any larger multiple thereof, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,
               (C)in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

               (D)in the case of an Absolute Rate Auction, the rate of interest per annum (rounded to the nearest
     1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

               (E)the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest
Period specified in the related Invitation for Money Market
Quotes.
               (iii) Any Money Market Quote shall be disregarded if it:

               (A)is not substantially in conformity with Exhibit E hereto or does not specify all of the information required by subsection (d)(ii),

               (B)contains qualifying, conditional or similar language,

               (C)proposes terms other than or in addition to those set forth in the applicable Invitation for Money


                        132 Market Quotes, or

               (D)arrives after the time set forth in
     subsection (d)(i).

               (e)Notice to Borrower. The Agent shall promptly notify the Borrower of the terms (x) of any Money Market
Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money
Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request,
(B) the respective principal amounts and Money Market
Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

               (f)Acceptance and Notice by Borrower. Not later than 10:00 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i)  the aggregate principal amount of each Money
     Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

        (ii)  the aggregate principal amount of each Money
     Market Borrowing must be $30,000,000 or any larger multiple of $1,000,000,

       133 (iii)  acceptance of offers may only be made on
     the basis of ascending Money Market Margins or Money
     Market Absolute Rates, as the case may be, and

        (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

               (g)Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in such multiples, not greater than $100,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

               SECTION 2.04.  Notice to Banks; Funding of Loans.

               (a)Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.
               (b)Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York
City, to the Agent at its address specified in or pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

               (c)If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b), or remitted by the Borrower to the Agent as

<PAGE 134> provided in Section 2.12, as the case may be.

               (d)Unless the Agent shall have been notified by any Bank prior to the date of Borrowing (or prior to 1:00 P.M. (New York City time) on the date of Borrowing in the case of a Base Rate Borrowing) that such Bank does not intend to make available to the Agent such Bank's portion of the Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount, subject to the provisions of subsection (c). If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank.
If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Bank or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (x) in the case of a Bank, the Federal Funds Rate for each such day and (y) in the case of the Borrower, the then applicable rate for Base Rate Loans, CD Loans, Euro-Dollar Loans or Money Market Loans, as appropriate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder. For purposes of this subsection (d), no amount paid to the Agent hereunder shall be considered to have been recovered by the Agent on the date of payment unless such amount shall have been received by the Agent by 2:30 P.M. (New York City time) on such date.

               SECTION 2.05.Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

               (b)Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed
       135 to refer to and include any or all of such Notes, as the context may require.

               (c)Upon receipt of each Bank's Note pursuant to
Section 3.01(b), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.
               SECTION 2.06.Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.
               SECTION 2.07.Interest Rates.  (a)  Each Base
Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

               (b)Each CD Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin plus the applicable Adjusted CD Rate; provided that if any CD Loan shall, as a result of clause
(2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan and

       136 (ii) the rate applicable to Base Rate Loans for
such day.

               The "Adjusted CD Rate" applicable to any Interest
Period means a rate per annum determined pursuant to the following formula:

                        [ CDBR     ]*
               ACDR  =  [ ---------- ]  + AR
                        [ 1.00 - DRP ]

               ACDR  =  Adjusted CD Rate
               CDBR  =  CD Base Rate
               DRP  =  Domestic Reserve Percentage
                AR  =  Assessment Rate
     __________
    * The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%

               The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the unpaid principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

               "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York
City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted
CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

               "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a

       137 member of the Bank Insurance Fund classified as
adequately capitalized and within supervisory subgroup "A"
(or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(e) (or any successor provision) to the Federal Deposit Insurance
Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

               (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof.

               The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

               The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

               "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to
       138 United States residents).  The Adjusted London
Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

               (d)Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the Euro-Dollar Margin plus the Adjusted London Interbank Offered Rate applicable to such Loan and (ii) the Euro-Dollar Margin plus the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by
(y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section
8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

               (e)Subject to Section 8.01(a), each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if each Euro-Dollar Reference Bank were to participate in the related Money
Market LIBOR Borrowing ratably in proportion to its
Commitment) plus (or minus) the Money Market Margin quoted
by the Bank making such Loan in accordance with Section
2.03.  Each Money Market Absolute Rate Loan shall bear
interest on the outstanding principal amount thereof, for
the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.  Any overdue principal of or interest on any
Money Market Loan shall bear interest, payable on demand,
for each day until paid at a rate per annum equal to the sum of 2% plus the Prime Rate for such day.
       139    (f)  The Agent shall determine each interest
rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating
Banks by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

               (g)Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

               SECTION 2.08.  Fees.
               (a)Commitment Fee. During the Revolving Credit Period, the Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments a commitment fee at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule), for each day during a calendar month (or, in the case of the calendar months in which the Revolving Credit Period begins and ends, the portion thereof) on the daily average amount by which the aggregate amount of the Commitments in existence on each day during such calendar month (or portion thereof as contemplated above) exceeds the aggregate amount of the Loans outstanding on such day. Such commitment fee shall accrue from and including the Effective Date to but excluding the Termination Date (or such earlier date as the Commitments shall be terminated in their entirety).

               (b)Facility Fee. The Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue from and including the Effective Date to but excluding the Termination Date (or such earlier date as the Commitments shall be terminated) on the aggregate amount of the Commitments in existence on each such day (whether used or unused).

               (c)Agents' Fees. The Borrower shall pay to the Agent and the Co-Syndication Agents, each for its own account one or more fees in such amounts and at such times as has been previously agreed between the Borrower and each of them.

               (d)Payments.  Accrued fees under subsections (a)

       140 and (b) of this Section 2.08 shall be payable
quarterly in arrears on each January 1, April 1, July 1 and October 1, commencing on the first such date after the Effective Date, and upon the date of termination of the Commitments in their entirety.

               SECTION 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent (which notice the Agent will promptly deliver to the Banks), (i) terminate the Commitments at any time, if no Loans are outstanding at such time or
(ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

               SECTION 2.10.  Mandatory Termination of
Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

               SECTION 2.11.Optional Prepayments.  (a)  The
Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Base Rate Borrowing (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) in whole at any time, or from time to time in part in amounts aggregating $30,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several
Banks included in such Borrowing.

               (b)Except as provided in Section 8.02, the Borrower may not prepay all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

              (c)Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

               SECTION 2.12.General Provisions as to Payments.
(a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York
City, to the Agent at its address referred to in Section
       141 9.01.  The Agent will promptly distribute to each
Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

               (b)Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

               SECTION 2.13.Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Article VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the end of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such
       142 Bank shall have delivered to the Borrower a
certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

               SECTION 2.14.Computation of Interest and Fees. Interest based on the Prime Rate and fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).
               SECTION 2.15.Withholding Tax Exemption. At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments under this Agreement and its Note without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and its Note without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

               SECTION 2.16.Increase of Commitments. Upon at least 45 days' prior notice to the Agent (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below and with the consent of the Banks as set forth below, to increase the aggregate amount of the
       143 Commitments in multiples of $5,000,000.  Any such increase shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks, provided that (i) the Required Banks (including each Bank whose Commitment is to be increased) shall consent to such increase, (ii) the amount set forth on the signature pages hereof opposite the name of each Bank the Commitment of which is being so increased shall be amended to reflect the increased Commitment of such Bank and (iii) if any Committed Loans are outstanding at the time of such an increase, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of such increase incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto, the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant hereto on such date) from all the Banks or (y) to the creation of a new Commitment of an institution not then a Bank hereunder, provided that (i) such institution becomes a party to this Agreement as a Bank by execution and delivery to the Borrower and the Agent of counterparts of this Agreement, (ii) the Required Banks shall consent to the creation of such Commitment of such Bank, (iii) the signature pages hereof shall be amended to reflect the Commitment of such new Bank, (iv) the Borrower shall issue a Note to such new Bank in conformity with the provisions of
Section 2.05, (v) if any Committed Loans are outstanding at the time of the creation of such Commitment of such Bank, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of the creation of such Commitment incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto, the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant hereto on such date) from all the Banks and (vi) if such institution is neither a banking institution nor an affiliate of a Bank, such institution must be consented to by the Agent; provided further that any such increase or creation may apply, at the option of the Borrower, as set forth in clause (x) or (y) above but without the consent of the Required Banks so long as the amount of such increase or the amount of such new Commitment so created, as the case may be, when added to the aggregate amount of all such prior increases in the Commitments and all such prior creations of new Commitments does not exceed $300,000,000. It is understood that any increase in the amount of the Commitments pursuant to this Section 2.16 shall not constitute an amendment of this Agreement or the Notes.

                         ARTICLE III

                         CONDITIONS

               SECTION 3.01.Closing. The Closing hereunder shall occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

               (a)receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

               (b)receipt by the Agent for the account of each Bank of a duly executed Note dated on or before the Closing Date complying with the provisions of Section
     2.05;

               (c)receipt by the Agent of an opinion of John Jay List, Esq., General Counsel of the Borrower, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, such opinion to be in form and substance satisfactory to the Agent;

               (d)receipt by the Agent of an opinion of Milbank, Tweed, Hadley & McCloy, special counsel for the Borrower, substantially in the form of Exhibit G hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, such opinion to be in form and substance satisfactory to the Agent;

               (e)receipt by the Agent of an opinion of Davis
     Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit H hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, such opinion to be in form and substance satisfactory to the Agent;

               (f)receipt by the Agent of a certificate signed by the Chief Financial Officer or the Governor and an Assistant Secretary-Treasurer or the Controller of the Borrower to the effect set forth in clauses (c) through
            145 (g), inclusive, of Section 3.02 and, in the
     case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

               (g)receipt by the Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

               (h)evidence satisfactory to the Required Banks that the Commitments, as defined in each of the Prior Credit Agreements, have been terminated (except that Sections 2.13, 7.05, 7.06, 8.03 and 9.03 (and Section
     2.12 and Article IX insofar as such Section or Article relates to such Sections 2.13, 7.05, 7.06, 8.03 and 9.03, as applicable)) of each of the Prior Credit Agreements shall survive the termination of such Commitments and shall remain in full force and effect) and all amounts owed under each of the Prior Credit Agreements have been paid in full.

The Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

               SECTION 3.02.Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

               (a)the fact that the Closing Date shall have occurred prior to March 1, 1995.

               (b)receipt by the Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;
               (c)the fact that, immediately after such Borrowing, the Borrower is in compliance with Section 7.12(a) of the 1972 Indenture and Section 7.11 of the 1994 Indenture, as each Indenture is in effect as of the date hereof;

               (d)the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

               (e)the fact that, immediately after such
                        146 Borrowing, if such Borrowing is not a
     Refunding Borrowing, no Default shall have occurred and be continuing or, if such Borrowing is a Refunding
     Borrowing, no Event of Default shall have occurred and be continuing;

               (f)the fact that the representations and warranties of the Borrower contained in this Agreement (except, in the case of a Refunding Borrowing, the representations and warranties set forth in Section 4.03, the second sentence of Section 4.06, and the first sentence of Section 4.07) shall be true on and as of the date of such Borrowing (it being understood and agreed that the representation and warranty set forth in Section 4.13 shall be true and correct as to all information furnished prior to the making of the respective Loan); and

               (g)the fact that, at the time of such Borrowing,
     (i) there shall be no collateral securing Bonds issued pursuant to either Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof and
     (ii) the Allowable Amount of Eligible Collateral then pledged under either Indenture shall not exceed 150% of the aggregate principal amount of Bonds then
     Outstanding under such Indenture and no collateral shall secure Bonds other than the Eligible Collateral under such Indenture, the Allowable Amount of which is included within the prior computation or collateral previously so pledged which ceases to be such Eligible Collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an "event of default" as defined in a Mortgage which results in the exercise of any right or remedy described in such Mortgage); each defined term used in this clause (g) shall have the meaning assigned thereto in the applicable Indenture.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (c),
(d), (e), (f) and (g) of this Section.


                         ARTICLE IV

               REPRESENTATIONS AND WARRANTIES

               The Borrower makes the following representations, warranties and agreements, which shall survive the execution
       147 and delivery of this Agreement and the Notes and
the making of the Loans:

               SECTION 4.01.Corporate Existence, Power and
Authority. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain the rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial condition of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial condition of the Borrower. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the Notes. This Agreement has been, and the Notes when executed and delivered will have been, duly and validly authorized, executed and delivered by the Borrower, and this Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes, when executed and delivered by the Borrower in accordance with this Agreement, will constitute legal, valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

               SECTION 4.02.Financial Statements. (a) The combined balance sheets of the Borrower and its Consolidated Subsidiaries as at May 31, 1994 and the related combined statements of income, expenses and net margins, changes in Members' equity and cash flows for the fiscal year ended May 31, 1994, including the related notes, accompanied by the opinion and report thereon of Arthur Andersen & Co., certified public accountants, heretofore delivered to the Banks, present fairly in accordance with generally accepted accounting principles (i) the combined financial position of the Borrower and its Consolidated Subsidiaries as at the date of said balance sheets and (ii) the combined results of
       148 the operations of the Borrower and its
Consolidated Subsidiaries for said fiscal year. The Borrower has no material liabilities (contingent or otherwise) which are not disclosed by or reserved against in the most recent audited financial statements or in the notes thereto other than (i) Indebtedness incurred and (ii) loan and guarantee commitments issued in each case by the Borrower in the ordinary course of business since the date of such financial statements. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, except as disclosed therein. The same representations as are set forth in this Section 4.02 shall be deemed to have been made by the Borrower in respect of the most recent annual and quarterly financial statements of the Borrower and its Consolidated Subsidiaries (except that the opinion and report of Arthur Andersen & Co. may be replaced by an opinion and report of another nationally recognized firm of independent certified public accountants) furnished or required to be furnished to the Banks prior to or at the time of the making of each Loan hereunder, at the time the same are furnished or required to be furnished.

               (b)The unaudited combined balance sheets of the Borrower and its Consolidated Subsidiaries as of November
30, 1994 and the related unaudited combined statements of income, expenses and net margins, changes in Members' equity and cash flows for the six months then ended, heretofore delivered to the Banks, present fairly in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section 4.02, the combined financial position of the Borrower and its Consolidated Subsidiaries as of such date and their combined results of operations and changes in financial position for such six-month period (subject to normal year-end adjustments). The Borrower has no material liabilities (contingent or otherwise) which are not disclosed by or reserved against in such financial statements for such six-month period other than Indebtedness incurred and loan and guarantee commitments issued by the Borrower in the ordinary course of business since the date of such financial statements.
               SECTION 4.03.Litigation. There are no actions, suits, proceedings or investigations pending or, to the Borrower's knowledge, threatened by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, property, assets, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its

       149 obligations under this Agreement or the Notes.

               SECTION 4.04.Governmental Authorizations. No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of this Agreement or the Notes.

               SECTION 4.05.Capital Term Certificates.  The
holders of the Borrower's Capital Term Certificates are not
and will not be entitled to receive any payments with
respect to the principal thereof or interest thereon solely
because of withdrawing or being expelled from membership in
the Borrower.
               SECTION 4.06.No Violation of Agreements.
Neither the Borrower nor any Subsidiary is in default in any material respect under any material agreement or other
instrument to which it is a party or by which it is bound or its property or assets may be affected.  No event or
condition exists which constitutes, or with the giving of
notice or lapse of time or both would constitute, such a
default under any such agreement or other instrument.
Neither the execution and delivery of this Agreement or the
Notes, nor the consummation of any of the transactions
herein or therein contemplated, nor compliance with the
terms and provisions hereof or thereof, will contravene any
provision of law, statute, rule or regulation to which the
Borrower is subject or any judgment, decree, award,
franchise, order or permit applicable to the Borrower, or
will conflict or be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or
provisions of, or constitute (or with the giving of notice
or lapse of time, or both, would constitute) a default under
(or condition or event entitling any Person to require,
whether by purchase, redemption, acceleration or otherwise,
the Borrower to perform any obligations prior to the
scheduled maturity thereof), or result in the creation or
imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture,
mortgage, deed of trust, agreement or other instrument to
which it may be subject, or violate any provision of the
certificate of incorporation or by-laws of the Borrower.
Without limiting the generality of the foregoing, the
Borrower is not a party to, or otherwise subject to any
provision contained in, any instrument evidencing
Indebtedness of the Borrower, any agreement or indenture
relating thereto or any other contract or agreement
(including its certificate of incorporation and by-laws),
which would be violated by the incurring of the Indebtedness to be evidenced by the Notes.
       150                 SECTION 4.07.  No Event of Default under the
Indentures. The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default
(within the meaning of such term as defined in each Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provision of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture.
The Borrowings by the Borrower contemplated by this Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, either
Indenture.

               SECTION 4.08.Compliance with ERISA. The Plans are in substantial compliance with ERISA, no Plan is insolvent or in reorganization, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, neither the Borrower nor a Subsidiary of the Borrower nor any member of the ERISA Group has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to
Section 4062, 4063, 4064, 4201 or 4204 of ERISA, no
proceedings have been instituted to terminate any Plan, and no condition exists which presents a material risk to the Borrower or a Subsidiary of the Borrower of incurring a liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA.

               SECTION 4.09.Compliance with Other Laws. The Borrower and each Subsidiary is in compliance, in all material respects, with all applicable requirements of law and all applicable rules and regulations of each Federal, State, municipal or other governmental department, agency or authority, domestic or foreign.
               SECTION 4.10.Tax Status. The Borrower is exempt from payment of Federal income tax under Section 501(c)(4) of the Internal Revenue Code.
               SECTION 4.11.Investment Company Act.  The
Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               SECTION 4.12.Public Utility Holding Company Act. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility


       151 Holding Company Act of 1935, as amended.

               SECTION 4.13.Disclosure. To the best of the Borrower's knowledge, information and belief, neither this Agreement nor any document, certificate or financial statement furnished to any Bank by or on behalf of the Borrower in connection herewith (all such documents, certificates and financial statements, taken as a whole) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact (other than facts of a general economic or political nature) known to the Borrower which in its judgment materially adversely affects or in the future is likely to (so far as is now known to the Borrower) have a material adverse effect upon the business, operations, prospects, property, assets or financial condition of the Borrower which has not been set forth in this Agreement or in other documents, certificates or financial statements furnished to the Banks by or on behalf of the Borrower in connection with the transactions contemplated hereby.

               SECTION 4.14.Subsidiaries.  Each of the
Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               SECTION 4.15.Environmental Matters. In the ordinary course of its business, the Borrower conducts reviews, to the extent appropriate given the nature of its business operations, of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded
       152 that such associated liabilities and costs,
including the cost of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.


                          ARTICLE V

                          COVENANTS

               The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note or any fee payable pursuant to Section 2.08 or any other amount then due and payable hereunder remains unpaid:

               SECTION 5.01.Corporate Existence. The Borrower, at its own cost and expense, will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any right or franchise or, in the case of a Subsidiary, its corporate existence, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary (provided that the termination of the corporate existence of a Subsidiary shall be permitted if the Board of Directors of the Borrower shall determine that its existence is not desirable in the conduct of the business of the Borrower) and that the loss thereof is not disadvantageous in any material respect to the Banks.

               SECTION 5.02.Disposition of Assets; Merger;
Character of Business; etc. The Borrower will not wind up or liquidate its business or sell, lease, transfer or otherwise dispose of all or substantially all of its assets as an entirety or in a series of related transactions and will not consolidate with or merge with or into any other
Person other than a merger with a Subsidiary in which the Borrower is the surviving Person. The Borrower will not engage in any business other than the business contemplated by its certificate of incorporation and by-laws, each as in effect on the Effective Date.

               SECTION 5.03.Financial Information.  The
Borrower will, and will cause each Subsidiary to, keep its books of account in accordance with generally accepted accounting principles and the Borrower will furnish to the Banks (i) as soon as available and in any event within 60
       153 days after the close of each of the first three
quarters of each fiscal year of the Borrower, as at the end of, and for the period commencing at the end of the previous fiscal year and ending with, such quarter, unaudited combined balance sheets of the Borrower and its Consolidated Subsidiaries and the related unaudited combined statements of income, expenses and net margins, changes in Members' equity and cash flow of the Borrower and its Consolidated Subsidiaries for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation in accordance with generally accepted accounting principles and consistency (except for changes concurred in by the Borrower's independent certified public accountants) by the Chief Financial Officer, the Governor, an Assistant Secretary-Treasurer or the Controller of the Borrower; (ii) as soon as practicable and in any event within 90 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, combined balance sheets of the Borrower and its Consolidated Subsidiaries and the related combined statements of income, expenses and net margins, changes in Members' equity and cash flow for such fiscal year for the Borrower and its Consolidated Subsidiaries, all in reasonable detail and fully certified (without any qualification as to the scope of the audit) by Arthur Andersen & Co. or other independent certified public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year; (iii) together with the financial statements referred to in clauses (i) and (ii) above, a certificate signed by the Governor, the Chief Financial Officer, an Assistant Secretary-Treasurer or the Controller of the Borrower, in such detail as shall be reasonably satisfactory to the Required Banks, (x) identifying (A) all Indebtedness outstanding as at the end of the fiscal period covered by such financial statements extended by the Borrower or by any other Person and Guaranteed by the Borrower to any of the forty Members with the largest amount of Indebtedness to (or Guaranteed by) the Borrower outstanding as at the end of the fiscal period covered by such financial statements (the "Largest Members") as to which, to the knowledge and information of the Borrower, the Member is in default (whether in the payment of the principal thereof or interest thereon or with respect to any material covenant or agreement contained in any instrument, mortgage or agreement evidencing or relating to such Indebtedness) and specifying whether such default has
       154 been waived by the Borrower or such other Person
and the nature and status of each such default not so waived and (B) the aggregate amount of all Indebtedness outstanding as of the end of the fiscal period covered by such financial statements as to which, to the knowledge and information of the Borrower, Members other than the Largest Members are in default (whether in the payment of the principal thereof or interest thereon or with respect to any material covenant or agreement contained in any instrument, mortgage or agreement evidencing or relating to such Indebtedness), (y) identifying the ten Members with the largest amount of Indebtedness to (or Guaranteed by) the Borrower outstanding as of the end of the fiscal period covered by such financial statements, together with the principal amount of such Indebtedness outstanding with respect to each such Member as of the end of such fiscal period and (z) identifying all loans which are RUS Guaranteed Loans and are outstanding as of the end of the fiscal period covered by such financial statements, together with (a) the principal amount of each such RUS Guaranteed Loan as of the end of such fiscal period, (b) the total amount of Indebtedness incurred by the Borrower and Subsidiaries of the Borrower in order to fund such RUS Guaranteed Loan, (c) the total interest expense incurred during such fiscal period by the Borrower and Subsidiaries of the Borrower in connection with the Indebtedness referred to in preceding clause (b) and (d) the amount of the Guaranteed Portion of such RUS Guaranteed Loan; (iv) with reasonable promptness, copies of all regular and periodical financial statements or other financial reports and documents which the Borrower may make available to its Members or bondholders or file with the Securities and Exchange Commission; (v) promptly after obtaining knowledge or receiving notice of a change (whether an increase or decrease) in any rating issued by S&P or Moody's pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and (vi) with reasonable promptness, such other information respecting the business, operations, prospects and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation, with respect to the performance and observance by the Borrower of the covenants and conditions contained in this Agreement.

               SECTION 5.04.Default Certificates. Concurrently with each financial statement delivered to the Banks pursuant to clauses (i) and (ii) of Section 5.03, the Borrower will furnish to the Banks a certificate signed by the Governor, the Chief Financial Officer, an Assistant Secretary-Treasurer or the Controller of the Borrower to the
       155 effect that the review of the activities of the
Borrower during such year or the portion thereof covered by such financial statement and of the performance of the Borrower under this Agreement has been made under his supervision and that to the best of his knowledge, based on such review, there exists no event which constitutes a Default or an Event of Default under this Agreement or, if any such event exists, specifying the nature thereof, the period of its existence and what action the Borrower has taken and proposes to take with respect thereto, which certificate shall set forth the calculations or other data required to establish compliance with the provisions of
Section 5.09 and Sections 5.12 through 5.15, inclusive, at the end of such fiscal quarter or fiscal year, as the case may be. The Borrower further covenants that upon any such officer of the Borrower obtaining knowledge of any Default or Event of Default under this Agreement, it will forthwith, and in no event later than the close of business on the Business Day immediately after the day such knowledge is obtained, deliver to the Banks a statement of any officer referred to above specifying the nature and the period of existence thereof and what action the Borrower has taken and proposes to take with respect thereto.

               SECTION 5.05.Notice of Litigation, Legislative Developments and Defaults. The Borrower will promptly give written notice to each of the Banks of (i) any action, proceeding or claim of which the Borrower may have notice, which may be commenced or asserted against the Borrower or any Subsidiary in which the amount involved is $1,000,000 or more and is not covered in full by insurance or as to which any insurer has disclaimed liability; (ii) any dispute which may exist between the Borrower or any Subsidiary and any governmental body, which is likely to materially and adversely affect the normal business operation of the Borrower or the Borrower and its Subsidiaries taken as a whole or any of the material properties and assets of the Borrower or the Borrower and its Subsidiaries taken as a whole; (iii) any legislation enacted by any governmental body and any rulings and regulations promulgated by any governmental or regulatory bodies, known or which should be known to the Borrower, affecting the Borrower or any Subsidiary or generally affecting the Borrower's Members which is likely to materially and adversely affect the present or future operations of the Borrower, the Borrower and its Subsidiaries taken as a whole or the Borrower's Members; and (iv) any default by the Borrower or any Subsidiary or event or condition known or which should be known to the Borrower which with the giving of notice or lapse of time, or both, would constitute a default, with respect to any payment or payments in respect of
       156 Indebtedness of the Borrower or such Subsidiary
aggregating in excess of $15,000,000 (whether in payment of principal thereof or interest thereon or with respect to any material covenant or agreement contained in any instrument, mortgage, deed of trust or agreement evidencing or relating to such Indebtedness or otherwise).

               SECTION 5.06.ERISA. As soon as possible and, in any event, within 10 days after the Borrower or a Subsidiary of the Borrower knows or has reason to know that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code with respect to a Plan, that a Plan has been or may be terminated, that proceedings may be or have been instituted to terminate a Plan, or that the Borrower, a Subsidiary of the Borrower or any member of the ERISA Group will or may incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, the Borrower will deliver to each of the Banks a certificate of the Chief Financial Officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or such Subsidiary is required or proposes to take, together with any notices required to be filed with or by the Borrower, such Subsidiary, such member of the ERISA Group, the PBGC or the plan administrator with respect thereto. Upon the request of any Bank, the Borrower will furnish to such Bank a copy of the annual report of each Plan (Form 5500) required to be filed with the Internal Revenue Service. Copies of annual reports or any notices required to be delivered to the Banks hereunder shall be delivered no later than 10 days after the later of the date such report or notice has been filed with the Internal
Revenue Service or the PBGC or received by the Borrower or a Subsidiary of the Borrower.

               SECTION 5.07.Payment of Charges. The Borrower will, and will cause each Subsidiary to, duly pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, prior to the date on which penalties attach thereto, unless and to the extent only that such taxes, assessments and governmental charges or levies are being contested in good faith by appropriate proceedings; and (ii) all lawful claims, including, without limitation, claims for labor, materials, supplies or services, which might or could, if unpaid, become a Lien upon such property or
assets, unless and to the extent only that the validity of the amount thereof is being contested in good faith by appropriate proceedings.
       157    SECTION 5.08.  Inspection of Books and
Assets. The Borrower will, and will cause each Subsidiary to, permit any representative of any Bank (or any agent or nominee of such Bank) to visit and inspect any of the property of the Borrower or such Subsidiary, to examine the books of record and account of the Borrower or such Subsidiary and to discuss the affairs, finances and accounts of the Borrower or such Subsidiary with the officers and independent public accountants of the Borrower or such Subsidiary, all at such reasonable times and as often as such Bank may reasonably request.

               SECTION 5.09.Indebtedness. (a) The Borrower will not, and will not permit any of its Subsidiaries to, incur, assume or Guarantee any Superior Indebtedness, or make any optional prepayment on any Capital Term Certificate, provided that (i) subject to the provisions of
Section 5.12, any Subsidiary may incur Superior Indebtedness owing to the Borrower or assume or Guarantee Indebtedness of any Person (other than the Borrower or any of its Subsidiaries) owing to the Borrower and (ii) the Borrower may incur, assume or Guarantee Superior Indebtedness or make optional prepayments on Capital Term Certificates if, after giving effect to any such action specified above in this clause (ii), (x) on the date of such incurrence, assumption or Guarantee or making of such optional prepayment (the "Determination Date") the aggregate principal amount of Superior Indebtedness then outstanding would not exceed ten times the sum of (a) the aggregate principal amount of Capital Term Certificates outstanding on the Determination Date and (b) the aggregate amount of Members' equity in the Borrower, other than Capital Term Certificates, on the Determination Date and (y) on no given future date would the aggregate principal amount of Superior Indebtedness outstanding on the Determination Date which will remain outstanding on such given future date exceed ten times the sum of (a) the aggregate principal amount of Capital Term Certificates outstanding on the Determination Date which will remain outstanding on such given future date and (b) the aggregate amount of Members' equity in the Borrower, other than Capital Term Certificates, on the Determination Date. The respective principal amounts of Superior Indebtedness and Capital Term Certificates to be outstanding on such given future date shall be determined after giving effect to mandatory sinking fund payments, other mandatory prepayments and serial and other maturity payments required to be made on or prior to said given future date by the terms of such Superior Indebtedness and Capital Term Certificates or any indenture or other instrument pursuant to which they are respectively issued.

       158      (b)  If any Loan is outstanding hereunder,
the Borrower will not take any action which would prevent it from then complying, or fail to take any action which would enable it then to comply, with the provisions of Section 3.02(g), assuming for this purpose only that the Borrower then intended to borrow from one or more of the Banks hereunder.
               SECTION 5.10.Liens. The Borrower will not create or permit to exist any Lien on or with respect to any Indebtedness of any Member which is an asset of the Borrower, now existing or hereafter created, or any collateral securing any such Indebtedness, and the Borrower will not permit any Subsidiary to create or permit to exist any Lien on or with respect to any of such Subsidiary's assets, except Liens (i) granted by the Borrower to the trustee pursuant to either Indenture, (ii) on any such Indebtedness granted by the Borrower to secure any borrowing for the purpose of making loans to Member power supply systems or loans to Members for bulk power supply projects or loans to Members for the purpose of providing financing to telephone and related systems eligible to borrow from the RUS, which borrowing or borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower's unsecured creditors than the borrowings under either Indenture (it being understood that the Borrower can not pledge such assets to an extent greater than 150% of the aggregate principal amount of such Indebtedness) and which Liens secure amounts not exceeding $500,000,000 in the aggregate at any one time outstanding, (iii) of current taxes not delinquent or a security for taxes being contested in good faith, (iv) other than in favor of the PBGC, created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower or any Subsidiary) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued, and adequate reserves shall have been established, (v) created by the Borrower to secure Guarantees by the Borrower of Indebtedness, the interest on which is excludable from the gross income of the recipient thereof for Federal income tax purposes as provided in Section 103(a) of the Internal Revenue Code or Section 103(a) of the Internal Revenue Code of 1954, as amended, (x) of a Member which is a state or political subdivision thereof or (y) of a state or political subdivision thereof incurred to benefit a Member for one of the purposes provided in Section 142(a)(2), (4), (5), (6),
(8), (9), (10) or (12) of the Internal Revenue Code or
Section 103(b)(4)(D), (E), (F), (G), (H) or (J) of the
Internal Revenue Code of 1954, as amended, and (vi) granted

       159 by any Subsidiary to the Borrower.

               SECTION 5.11.Maintenance of Insurance.  The
Borrower will maintain, and will cause each Subsidiary to maintain, insurance in such amounts, on such forms and with such companies as is necessary or appropriate for its business.

               SECTION 5.12.Subsidiaries and Joint Ventures. The sum of the amount of Indebtedness owing to the Borrower by all of its Subsidiaries and Joint Ventures plus the amount paid by the Borrower in respect of the stock, obligations or securities of or any other interest in such Subsidiaries and Joint Ventures plus any capital contributions by the Borrower to such Subsidiaries and Joint Ventures plus the amount of assets otherwise sold or transferred by the Borrower to such Subsidiaries and Joint Ventures (other than sales at fair market value) shall not exceed at any time 10% of the sum of (i) all accounts which, in accordance with generally accepted accounting principles, constitute Members' equity in the Borrower at such time and
(ii) all Indebtedness of the Borrower shown in its balance sheet dated as of May 31, 1994 as "Members' Subordinated Certificates" as such Indebtedness shall be reduced from time to time and any other Indebtedness of the Borrower incurred after May 31, 1994 having substantially similar provisions as to subordination as those contained in said outstanding certificates as such other Indebtedness shall be reduced from time to time, in each case at such time.

               SECTION 5.13.Minimum Net Worth. The Borrower will not at any time permit its Net Worth to be less than the Minimum Required Net Worth as in effect from time to time.

               SECTION 5.14.Minimum TIER. The Borrower shall at no time permit the average of the TIERs for the six (6) immediately preceding fiscal quarters of the Borrower to be less than 1.025:1.00.

               SECTION 5.15.Retirement of Patronage Capital. The Borrower shall not make, or permit any Subsidiaries of the Borrower to make, any payments to Members in respect of Patronage Capital Certificates unless (i) the TIER for the immediately preceding fiscal year equals or exceeds 1.05:1.00 and (ii) there exists (and would exist after giving effect to any such payment) no Default or Event of Default under this Agreement.

               SECTION 5.16.Use of Proceeds. The proceeds of the Loans made hereunder may be used by the Borrower for
       160 general corporate purposes.  None of such
proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock", within the meaning of Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U or Regulation X.


                         ARTICLE VI

                          DEFAULTS

               SECTION 6.01.Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

               (a)Principal and Interest.  The Borrower shall
(i) fail to pay when due (whether upon stated maturity, by acceleration or otherwise) any principal of the Notes or
(ii) fail, and such failure shall continue uncured for one or more Business Days, to pay when due (whether upon stated maturity, by acceleration or otherwise) any interest on the Notes;

               (b)Other Amounts. The Borrower shall fail to pay when due any fee or other amount payable under this Agreement and such failure remains uncured for five (5) days after the due date thereof;

               (c)Covenants Without Notice. The Borrower shall fail to observe or perform any covenant or agreement on its part to be observed or performed which is set forth in
Section 5.01, 5.02, 5.09, 5.10, 5.12, 5.13, 5.14, 5.15 or
5.16;
               (d)Covenants With 10 Days Grace. The Borrower shall fail to observe or perform any covenant or agreement on its part to be observed or performed, which is set forth in Section 5.05, 5.06, 5.07 or 5.08, and such non-observance or non-performance shall continue unremedied for a period of more than 10 days;

               (e)Other Covenants. The Borrower shall fail to observe or perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a), (b), (c) and (d) above, for a period of 30 days after written notice specifying such failure and requesting that it be remedied is given by any Bank to the Borrower and the other Banks; provided that, if the failure be such that it cannot be corrected within the applicable
       161 period, but can be corrected within a reasonable
period of time thereafter, it shall not constitute a default if corrective action is instituted by the Borrower within the applicable period and diligently pursued until the failure is corrected;

               (f)Representations. Any representation, warranty, certification or statement made or deemed to be made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed to be made;

               (g)Non-Payments of Indebtedness and/or
Derivatives Obligations. The Borrower or any Subsidiary of the Borrower shall fail to make any payment or payments aggregating for the Borrower and its Subsidiaries in excess of $15,000,000 in respect of Indebtedness and/or Derivatives Obligations of the Borrower or any Subsidiary (other than the Notes or any Indebtedness under this Agreement) when due (whether upon stated maturity, by acceleration or otherwise) or within any applicable grace period;

               (h)Defaults Under Other Agreements.  The
Borrower or any Subsidiary shall fail to observe or perform within any applicable grace period any covenant or agreement contained in any agreement or instrument relating to any Indebtedness of the Borrower or any Subsidiary, aggregating for the Borrower and its Subsidiaries in excess of $15,000,000 if the effect of such failure is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness;

               (i)Bankruptcy. The Borrower or any Subsidiary shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Subsidiary seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, conservation or proceeding in the nature thereof, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors, or seeking the entry of an order for relief or the appointment of a receiver (including state regulatory authorities acting in a similar capacity), trustee, custodian or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against it (but not
       162 instituted by it) shall remain undismissed or
unstayed for a period of 60 days; or the Borrower or any Subsidiary shall take any action to authorize any of the actions set forth above in this subsection (i);

               (j)ERISA.  A Plan shall fail to maintain the
minimum funding standard required by Section 412 of the Internal Revenue Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, or the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group has incurred or is likely to incur a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan, which in the opinion of the Required Banks, will have a material adverse effect upon the business, operations or the financial condition of the Borrower or a Subsidiary of the Borrower; or
               (k)Money Judgment. A final judgment or order for the payment of money in excess of $15,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and in effect for a period of 45 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise); then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the request of the Required Banks, shall by notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Note to enforce its claims against the Borrower: (a) declare the Commitments terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any fee payable pursuant to Section 2.08(a) or (b) shall forthwith become due and payable without any other notice of any kind; or (b) declare the principal of and accrued interest on the Loans, and all other obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that, if an Event of Default specified in subsection (i) shall occur, the result which would occur upon the giving of written notice by the Agent to the Borrower, as specified in clauses (a) and (b) above, shall occur automatically without the giving of any such notice.

               SECTION 6.02.Notice of Default.  The Agent shall

<PAGE 163) give notice to the Borrower under Section 6.01(e)
promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                         ARTICLE VII

                          THE AGENT

               SECTION 7.01.Appointment and Authorization.
Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

               SECTION 7.02.Agent and Affiliates.  Morgan
Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

               SECTION 7.03.Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in
Article VI.

               SECTION 7.04.Consultation with Experts.  The
Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

               SECTION 7.05.Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any
       164 statement, warranty or representation made in
connection with this Agreement or any borrowing hereunder;
(ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

               SECTION 7.06.Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

               SECTION 7.07.Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

               SECTION 7.08.Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 15 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as
       165 Agent hereunder by a successor Agent, such
successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

               SECTION 7.09.Co-Syndication Agents Not Liable.
Nothing in this Agreement shall impose upon any Co-
Syndication Agent, in such capacity, any duties or responsibilities whatsoever.


                        ARTICLE VIII

                   CHANGE IN CIRCUMSTANCES

               SECTION 8.01.Basis for Determining Interest Rate
Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Borrowing:

               (a)the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

               (b)in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day
       166 from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

               SECTION 8.02.Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

               SECTION 8.03.Increased Cost and Reduced Return.
(a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or
(y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable
Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central
       167 bank or comparable agency:

                (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans
     (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending
     Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any CD Loan, any such requirement included in an applicable Domestic Reserve Percentage and (B) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve
     Percentage), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank
     (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the
cost to such Bank (or its Applicable Lending Office) of
making or maintaining any Fixed Rate Loan, or to reduce the
amount of any sum received or receivable by such Bank (or
its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such
Bank to be material, then, within 15 days after demand by
such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will
compensate such Bank for such increased cost or reduction
(including any amount or amounts equal to any taxes on the
overall net income of such Bank payable by such Bank with
respect to the amount of payments required to be made
pursuant to this Section 8.03(a)).
       168                 (b)  If any Bank determines that the adoption
of any applicable law, rule, regulation, guideline or request concerning capital adequacy, or any change therein, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency occurring after the date hereof, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank based on the existence of such Bank's Commitment hereunder or its obligations hereunder, it will notify the Borrower. This determination will be made on a Bank by Bank basis. The Borrower will pay to each Bank on demand such additional amounts as are necessary to compensate for the increased cost to such Bank as a result of the event described in the first sentence of this Section
8.03(b). In determining such amount, such Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, and such Bank will pass such costs on to the Borrower only if such costs are passed on in a similar manner by such Bank to similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section
8.03(b)), as determined by such Bank in its reasonable discretion. Each Bank's determination of compensation shall be conclusive if made in accordance with this provision.
Each Bank, upon determining that any increased costs will be payable pursuant to this Section 8.03(b), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such increased costs, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay increased costs pursuant to this Section 8.03(b).

               (c)Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A Bank claiming compensation under this Section shall furnish a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

               SECTION 8.04.Base Rate Loans Substituted for
Affected Fixed Rate Loans.  If (i) the obligation of any
Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation
       169 under Section 8.03(a) and the Borrower shall, by
at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

               (a) all Loans which would otherwise be made by such Bank as CD Loans or Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

               (b)  after each of its CD Loans or Euro-Dollar
     Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                         ARTICLE IX

                        MISCELLANEOUS

               SECTION 9.01.Notices. All notices, requests, directions, consents, approvals and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telex or telecopier number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex or telecopier number set forth in its Administrative Questionnaire or (z) in the case of any other party, such other address or telex or telecopier number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received or
(ii) if given by any other means, when delivered or received at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

               SECTION 9.02.No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise
       170 thereof preclude any other or further exercise
thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               SECTION 9.03.Expenses; Documentary Taxes;
Indemnification. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent or any Bank, including reasonable fees and disbursements incurred by counsel or in-house counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes and any and all liabilities with respect to or resulting from any delay or omission (unless solely attributable to such Bank) to pay such taxes.
               (b)The Borrower agrees to indemnify each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee (or by the Agent in connection with its actions as Agent hereunder) in connection with any investigative, administrative or judicial proceeding
(whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence, willful misconduct or unlawful conduct as determined by a court of competent jurisdiction.

               SECTION 9.04.Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank
       171 receiving such proportionately greater payment
shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

               SECTION 9.05.Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder,
(iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

               SECTION 9.06.Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

               (b)Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon
       172 notice to the Borrower and the Agent, such Bank
shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or
(iii) of Section 9.05 without the consent of the Participant. Subject to the provisions of subsection (e), the Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits, and be bound by the obligations, of
Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).
               (c)Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (but not in any case in an amount less than $15,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit J hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent, such consents not to be unreasonably withheld; provided that if an Assignee is another Bank or an affiliate of such transferor Bank, no such consent shall be required; and provided further that such assignment may, but need not, include the rights of the transferor Bank in respect of outstanding Money Market
Loans. Upon execution and delivery of such an instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor
       173 Bank, the Agent and the Borrower shall make
appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

               (d)Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

               (e)No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

               SECTION 9.07.Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

               SECTION 9.08.Governing Law. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 9.09.Counterparts; Integration;
Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received,
       174 receipt by the Agent in form satisfactory to it
of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

               SECTION 9.10.Several Obligations.  The
obligations of the Banks hereunder are several. Neither the failure of any Bank to carry out its obligations hereunder nor of this Agreement to be duly authorized, executed and delivery by any Bank shall relieve any other Bank of its obligations hereunder (or affect the rights hereunder of such other Bank). No Bank shall be responsible for the obligations of, or any action taken or omitted by, any other Bank hereunder.

               SECTION 9.11.Termination of Commitments Under the Prior Credit Agreements. Each party hereto that is also a party to a Prior Credit Agreement hereby waives the notice required under Section 2.09 of such Prior Credit Agreement for the termination of the commitments thereunder and agrees that on the Effective Date (i) the Commitments, as defined in such Prior Credit Agreement, shall terminate in their entirety and (ii) the Borrower will pay or prepay any loans which exist under such Prior Credit Agreement provided, however, that the provisions of Sections 2.13, 7.05, 7.06,
8.03 and 9.03 (and Section 2.12 and Article IX insofar as such Section or Article relates to such Sections 2.13, 7.05, 7.06, 8.03 and 9.03, as applicable) of such Prior Credit Agreement shall survive the termination of the commitments thereunder and shall remain in full force and effect.

               SECTION 9.12.Severability.  In case any
provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       175     IN WITNESS WHEREOF, the parties hereto have
caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                          NATIONAL RURAL UTILITIES
                          COOPERATIVE FINANCE CORPORATION


                          By /s/ Steven L. Lilly
                          Title: Chief Financial Officer

                          Address:  Woodland Park
                                    2201 Cooperative Way
                                    Herndon, Virginia 22071-3025

                          Attention:  Kimberly Armstrong
                                      Director of Banking Relations
                          Telephone No.:  (703) 709-6700
                          Telecopier No.:  (703) 709-6779



Commitments

$129,000,000              MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK



                          By /s/ Sanjeanetta Harris
                             Title: Vice President



$126,000,000              THE BANK OF NOVA SCOTIA



                          By /s/ J.R. Trimble
                             Title: Senior Relationship
                                     Manager

$108,000,000              THE CHASE MANHATTAN BANK, N.A.



                          By /s/ Marc D. Galligan
                             Title: Vice President



$108,000,000              THE FIRST NATIONAL BANK OF CHICAGO



                          By /s/ Richard Waldman
                             Title: Authorized Agent



$105,000,000              ABN AMRO BANK N.V. NEW YORK BRANCH



                          By /s/ Olga L. Zoutendljk
                             Title: Vice President


                          By /s/ Duane P. Helkowski
                             Title: Assistant Vice
                                    President



$105,000,000              BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION



                          By /s/ R. Vernon Howard, Jr.
                             Title: Vice President



$105,000,000              CREDIT LYONNAIS CAYMAN ISLANDS BRANCH



                          By /s/ Mary E. Collier
                             Title: Authorized Signature

$105,000,000              NATIONSBANK, N.A. (CAROLINAS)



                          By /s/ Lawrence A. Saunders, Jr.
                             Title: Vice President



$105,000,000              THE TORONTO-DOMINION BANK



                          By /s/ Jorge A. Garcia
                             Title: Manager Credit
                                    Administration



$105,000,000              UNION BANK OF SWITZERLAND



                          By /s/ Stephen A. Cayer
                             Title: Assistant Treasurer


                          By /s/ Peter B. Yearley
                             Title: Vice President



$75,000,000               THE BANK OF TOKYO TRUST COMPANY



                          By /s/ Michael C. Irwin
                             Title: Vice President

$75,000,000               COOPERATIEVE CENTRALE RAIFFEISEN-
                            BOERENLEENBANK, B.A.,
                            "Rabobank Nederland", NEW YORK BRANCH



                          By /s/ Mark Laponte
                             Title: Vice President


                          By /s W. Jeffrey Vollack
                             Title: Vice President



$60,000,000               CIBC INC.



                          By /s/ Margaret E. McTigue
                             Title: Vice President



$60,000,000               MELLON BANK, N.A.



                          By /s/ Scott Hennessee
                             Title: Assistant Vice
                                     President



$51,000,000               COMERICA BANK



                          By /s/ Julie Burke Smith
                             Title: Vice President



$51,000,000               PNC BANK, NATIONAL ASSOCIATION



                          By /s/ Thomas A. Majeski
                             Title: Assistant Vice
                                     President

$45,000,000               DRESDNER BANK AG, NEW YORK AND GRAND
                            CAYMAN BRANCHES



                          By /s/ Susan A. Hodge
                             Title: Vice President


                          By /s/ J. Curtin Beaudouin
                             Title:  Vice President



$45,000,000               THE INDUSTRIAL BANK OF JAPAN, LTD.,
                             NEW YORK BRANCH



                          By /s/ Robert W. Ramage, Jr.
                             Title: Senior Vice President



$36,000,000               SOCIETE GENERALE



                          By /s/ Gordon R. Eadon
                             Title: Vice President



$36,000,000               BANCO BILBAO VIZCAYA, S.A.



                          By /s/ John Carreras
                             Title: Vice President



$36,000,000               BANK OF MONTREAL



                          By /s/ Joseph Longpre
                             Title: Managing Director

$30,000,000               BARCLAYS BANK PLC



                          By /s/ Vijay Rajguru
                             Title: Associate Director



$30,000,000               CREDIT SUISSE



                          By /s/ Dawn E. Rubinstein
                             Title: Associate


                          By /s/ Christopher J. Eldin
                             Title: Member of Senior
                                     Management



$30,000,000               DAIWA BANK TRUST COMPANY



                          By /s/ Masafumi Asai
                             Title: Vice President



$30,000,000               FIRST BANK NATIONAL ASSOCIATION



                          By /s/ Mark R. Olman
                             Title: Vice President



$30,000,000               FIRST INTERSTATE BANK OF WASHINGTON, N.A.



                          By /s/ Susan J. Hendrixson
                             Title: Vice President

$30,000,000               THE FUJI BANK, LIMITED



                          By /s/ Gina Kearns
                             Title: Vice President
                                     & Manager



$30,000,000               KREDIETBANK N.V.



                          By /s/ Diane Grimming
                             Title: Vice President


                          By /s/ Robert Snauffer
                             Title: Vice President



$30,000,000               MONTE DEI PASCHI DI SIENA



                          By /s/ G. Natalicchi
                             Title: Senior Vice President
                                     & General Manager


                          By /s/ Brian R. Landy
                             Title: Vice President



$30,000,000               NORDDEUTSCHE LANDESBANK GIROZENTRALE
                             NEW YORK AND/OR CAYMAN ISLANDS BRANCH



                          By /s/ Stephanie Hoevermann
                             Title: Vice President


                          By /s/ Stephen K. Hunter
                             Title: Senior Vice President

$30,000,000               SIGNET BANK/VIRGINIA



                          By /s/ Linwood White
                             Title: Senior Vice President



$30,000,000               THE SUMITOMO BANK, LIMITED
                             NEW YORK BRANCH



                          By /s/ Yoshinori Kawamura
                             Title: Joint General Manager



$30,000,000               WESTDEUTSCHE LANDESBANK GIROZENTRALE
                            NEW YORK BRANCH/CAYMAN ISLANDS BRANCH



                          By /s/ Stephen W. Frey
                             Title: Vice President


                          By /s/ Karen E. Hoplock
                             Title: Vice President



$24,000,000               BANK ONE, ARIZONA, NA



                          By /s/ Craig Hoskins
                             Title: Vice President

$24,000,000               BANQUE NATIONALE DE PARIS



                          By /s/ Phil Truesdale
                             Title: Vice President


                          By /s/ Eric Vigne
                             Title: Senior Vice President


$24,000,000               UNITED STATES NATIONAL BANK OF OREGON



                          By /s/ Douglas A. Rich
                             Title: Vice President


$21,000,000               BANCA CRT SpA



                          By /s/ Robert P. DeSantes
                             Title: Vice President, Head
                                     of Corporate Banking


                          By /s/ Franco Marino
                             Title: First Vice President
                                     & Deputy Manager


$21,000,000               CRESTAR BANK



                          By /s/ David N. Ryder
                             Title: Vice President

$21,000,000               DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                            NEW YORK BRANCH



                          By /s/ John L. Dean
                             Title: Senior Vice President


                          By /s/ Karen A. Brinkman
                             Title: Vice President

$21,000,000               THE DAI-ICHI KANGYO BANK, LTD.,
                            NEW YORK BRANCH



                          By /s/ Stephanie R. Rogers
                             Title: Vice President



$21,000,000               THE NORTHERN TRUST COMPANY



                          By /s/ David L. Love
                             Title: Commercial Banking
                                     Officer



$21,000,000               SUNBANK, NATIONAL ASSOCIATION



                          By /s/ Kristina L. Anderson
                             Title: Assistant Vice
                                     President

$18,000,000               BANCO DI NAPOLI S.P.A.



                          By /s/ Vito Spada
                             Title: Executive Vice
                                     President


                          By /s/ Claude P. Mapes
                             Title: First Vice President


$18,000,000               COMMERZBANK AG NEW YORK BRANCH AND/OR
                            GRAND CAYMAN BRANCH



                          By /s/ Juergen Schmleking
                             Title: Vice President


                          By /s/ Werner Niemeyer
                             Title: Vice President

$18,000,000               LLOYDS BANK Plc



                          By /s/ Ted Walser
                             Title: Senior Vice President


                          By /s/ Paul Briamonte
                             Title: Vice President



$18,000,000               THE TOKAI BANK, LIMITED, NEW YORK BRANCH



                          By /s/ Masaharu Muto
                             Title: Deputy General
                                     Manager

$18,000,000               THE TOYO TRUST & BANKING CO., LTD.



                          By /s/ Hiroyuki Fukuro
                             Title: Vice President


                          By /s/ Howard Tulley Mott
                             Title: Vice President



$18,000,000               THE YASUDA TRUST & BANKING COMPANY, LTD.



                          By /s/ Yoshito Kobayashi
                             Title: Deputy General
                                     Manager



$15,000,000               BANK AUSTRIA AKTIENGESELLSCHAST



                          By /s/ J. Anthony Seay
                             Title: Vice President


                          By /s/ Mark M. Nolan
                             Title: Assistant Vice
                                     President



$15,000,000               THE BANK OF CALIFORNIA, N.A.



                          By /s/ Harry S. Matthews
                             Title: Vice President

$15,000,000               BAYERISCHE LANDESBANK GIROZENTRALE
                            CAYMAN ISLANDS BRANCH



                          By /s/ Wilfried Freudenberger
                             Title: Executive Vice
                                     President & General
                                     Manager


                          By /s/ Peter Oberman
                             Title: First Vice President
                                     Manager Lending
                                     Division



$15,000,000               HARRIS TRUST AND SAVINGS BANK



                          By /s/ Michael W. Lewis
                             Title: Senior Vice President



$15,000,000               NATIONAL CITY BANK, COLUMBUS



                          By /s/ Jeffrey L. Hawthorne
                             Title: Vice President

$15,000,000               THE SAKURA BANK, LIMITED



                          By /s/ Hiroshi Shimazaki
                             Title: Senior Vice President
                                     & Manager

$15,000,000               THE SANWA BANK, LIMITED, ATLANTA AGENCY



                          By /s/ Peter J. Pawlak
                             Title: Vice President
                                     & Senior Manager


___________________

Total Commitments

$ 2,430,000,000

                          J.P. MORGAN SECURITIES INC.,
                            as Co-Syndication Agent



                          By /s/ Suzanne Waltman
                             Title: Associate



                          THE BANK OF NOVA SCOTIA,
                            as Co-Syndication Agent



                          By /s/ J.R. Trimble
                             Title: Senior Relationship
                                     Manager



                          MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK, as Administrative Agent



                          By /s/ Sanjeanetta Harris
                             Title:  Vice President

                          Address:
                          60 Wall Street
                          New York, New York  10260
                          Attention:  Loan Department
                          Telex number:  420230

                      PRICING SCHEDULE



               The "Euro-Dollar Margin", "CD Margin", "Commitment
Fee Rate" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


  Status       Level I   Level II   Level III   Level IV
Euro-Dollar
Margin
  If Utiliza-
  tion is
  equal to or
  less than
  50%           0.15%      0.2%       0.35%       0.425%
  If Utiliza-
  tion exceeds
  50%           0.15%      0.325%     0.475%      0.55%
CD Margin
  If Utiliza-
  tion is
  equal to or
  less than
  50%           0.275%     0.325%     0.475%      0.55%

  If Utiliza-
  tion exceeds
  50%           0.275%     0.45%      0.6%        0.675%

Commitment Fee
Rate            0%         0.025%     0.025%      0.05%

Facility Fee
Rate            0.1%       0.1%       0.125%      0.2%

              For purposes of this Schedule, the following terms have the following meanings:





       191     "Level I Status" exists at any date if, at
such date, the Borrower has outstanding senior unsecured long-term debt and such debt, without third party enhancement, is rated (or, if on such date the Borrower has no outstanding senior unsecured long-term debt, evidence satisfactory to the Agent is provided to the effect that the rating of senior unsecured long-term debt of the Borrower, assuming that it had outstanding senior unsecured long-term debt, would be rated) at least AA (or any equivalent rating which is used in lieu thereof) by S&P and Aa2 (or any equivalent rating which is used in lieu thereof) by Moody's.

               "Level II Status" exists at any date, if at such date, the Borrower has outstanding senior unsecured long-term debt and such debt, without third party enhancement, is rated (or, if on such date the Borrower has no outstanding senior unsecured long-term debt, evidence satisfactory to the Agent is provided to the effect that the rating of senior unsecured long-term debt of the Borrower, assuming that it had outstanding senior unsecured long-term debt, would be rated) at least AA- (or any equivalent rating which is used in lieu thereof) or higher by S&P or Aa3 (or any equivalent rating which is used in lieu thereof) or higher by Moody's and Level I Status does not exist at such date.

               "Level III Status" exists at any date if, at such date, the Borrower has outstanding senior unsecured long-term debt and such debt, without third party enhancement, is rated (or, if on such date the Borrower has no outstanding senior unsecured long-term debt, evidence satisfactory to the Agent is provided to the effect that the rating of senior unsecured long-term debt of the Borrower, assuming that it had outstanding senior unsecured long-term debt, would be rated) at least A+ (or any equivalent rating which is used in lieu thereof) or higher by S&P or A1 (or any equivalent rating which is used in lieu thereof) or higher by Moody's and neither Level I Status nor Level II Status exists.
               "Level IV Status" exists at any date if, at such date, none of Level I Status, Level II Status or Level III Status exists.

               "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status or Level
IV Status exists at any date.




       192                 "Utilization" means at any date the
percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Loans remain outstanding after termination of the Commitments, the Utilization for each date on or after the date of such termination shall be deemed to be greater than 50%.

               The credit ratings to be utilized for purposes of this Pricing Schedule shall be, so long as the Borrower's unsecured Medium Term Notes are rated by either S&P or Moody's, those assigned to the Borrower's unsecured Medium
Term Notes. The rating in effect at any date is that in effect at the close of business on such date.

       193                                       EXHIBIT A

                            NOTE

                                  New York, New York
                                              ,  19

               For value received, National Rural Utilities
Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the "Borrower"), promises to pay to the order of

(the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

               All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving
Credit Agreement.

               This note is one of the Notes referred to in the $2,430,000,000 Revolving Credit Agreement dated as of February 28, 1995 among the Borrower, the banks listed on the signature pages thereof, J.P. Morgan Securities Inc. and The Bank of
Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended from time to time, the "Revolving Credit Agreement").

Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                            NATIONAL RURAL UTILITIES
                            COOPERATIVE FINANCE CORPORATION



                            By_______________________________
                              Title:

               LOANS AND PAYMENTS OF PRINCIPAL





    Date      Amount of    Type of    Amount of    Maturity     Notation
                Loan        Loan      Principal     Date         Made By
                                       Repaid















       196                                         EXHIBIT B


                    Form of RUS Guarantee

               The United States of America acting through the Administrator of the Rural Utilities Service ("RUS") hereby unconditionally guarantees to [name of Payee] the making of [__%] of the payments of principal and interest when and as due on this Note of _________ (the "Cooperative") in accordance with the terms hereof and of the Loan Agreement referred to in this Note, until such principal and interest shall be indefeasibly paid in full (which includes interest accruing on such principal between the date of default under this Note and the payment in full of this Guarantee), irrespective of receipt by RUS of any sums or property from its enforcement of its remedies for the Cooperative default. This Guarantee shall be incontestable except for fraud or misrepresentation of which the holder had actual knowledge at the time it became a holder. RUS hereby waives diligence, presentment, demand, protest and notice of any kind, as well as any requirement that [name of Payee] exhaust any right or take any action against the Cooperative.

               This Guarantee is issued pursuant to Title III of the Rural Electrification Act of 1936, as amended (7 U.S.C.
{{ 901, et seq.), and the Loan Guarantee and Servicing
Agreement among RUS, the Cooperative, The First National Bank of Chicago and National Rural Utilities Cooperative Finance Corporation dated ___________, 19__.


                                     UNITED STATES OF AMERICA



Date___________, 19__                By_______________________
                                       Administrator of Rural
                                       Electrification
                                       Administration

                                                   EXHIBIT C

             Form of Money Market Quote Request

                                                [Date]

To:    Morgan Guaranty Trust Company of New York
         (the "Agent")

From:  National Rural Utilities
         Cooperative Finance Corporation (the "Borrower")

Re:    $2,430,000,000 Revolving Credit Agreement (the
       "Revolving Credit Agreement") dated as of February
       __, 1995 among the Borrower, the Banks listed on the signature pages thereof, J.P. Morgan Securities Inc.
       and The Bank of Nova Scotia, as Co-Syndication
       Agents, and Morgan Guaranty Trust Company of New
       York, as Administrative Agent

       We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                                  Interest Period

$

               Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

               Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.

                                  NATIONAL RURAL UTILITIES
                                    COOPERATIVE FINANCE CORPORATION



                                  By________________________
                                    Title:

                                                   EXHIBIT D


         Form of Invitation for Money Market Quotes
To:  [Name of Bank]

Re:  Invitation for Money Market Quotes
     to the National Rural Utilities Cooperative
     Finance Corporation (the "Borrower")

               Pursuant to Section 2.03 of the $2,430,000,000 Revolving Credit Agreement dated as of February 28, 1995 among the Borrower, the Banks party thereto, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                  Interest Period

$

               Such Money Market Quotes should offer a Money
Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

               Please respond to this invitation by no later than [2:00 P.M.] [9:00 A.M.] (New York City time) on [date].

                            MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                            By______________________
                              Authorized Officer


       199                                                EXHIBIT E

                 Form of Money Market Quote


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent
60 Wall Street
New York, New York  10260

Attention:

Re:  Money Market Quote to
     National Rural Utilities Cooperative
     Finance Corporation (the "Borrower")

               In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank:  ________________________________

2.   Person to contact at Quoting Bank:
     _____________________________

3.   Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest
     Periods and at the following rates:

Principal    Interest     Money Market
 Amount**    Period***    [Margin****] [Absolute Rate*****]

$
$
     [Provided, that the aggregate principal amount of Money
     Market Loans for which the above offers may be accepted
     shall not exceed $____________.]**
     __________

     * As specified in the related Invitation.

     ** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend.
     Bids must be made for $1,000,000 or a larger multiple thereof.

                (notes continued on following page)

               We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the $2,430,000,000 Revolving Credit Agreement dated as of February 28, 1995 among the Borrower, the Banks listed on the signature pages thereof, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and yourselves, as Administrative Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                            Very truly yours,

                            [NAME OF BANK]


Dated:_______________    By:__________________________
                            Authorized Officer




__________

*** Any number of whole months (but not less than one month) or not less than 30 days, as specified in the related
Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (rounded to the
nearest 1/10,000th of 1%).
       201                                            EXHIBIT F

               OPINION OF JOHN JAY LIST, ESQ.,
              GENERAL COUNSEL OF THE BORROWER

                                             February 28, 1995

          I am General Counsel of the National Rural Utilities Cooperative Finance Corporation (the "Borrower") and am delivering this opinion pursuant to the $2,430,000,000 Revolving Credit Agreement (the "Agreement") dated as of February 28, 1995 among the Borrower, the banks listed on the signature pages thereof, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Agreement are used herein as therein defined. This opinion is being rendered to you at the request of my client, the Borrower, pursuant to Section 3.01(c) of the Agreement.

          I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

          Upon the basis of the foregoing, I am of the opinion that:

          1. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial condition of the
       202 Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial condition of the Borrower. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Agreement and the Notes. The Agreement and the Notes have been duly and validly authorized, executed and delivered by the Borrower, and the Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes constitute legal, valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.
          2. There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, property, assets, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Agreement or the Notes.

          3. No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of the Agreement or the Notes.
          4. The holders of the Borrower's Capital Term Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.
          5. Neither the Borrower nor any Subsidiary is in default in any material respect under any material agreement or other instrument to which it is a party or by which it is bound or its property or assets may be affected. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of the Agreement or the Notes, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any breach of, any of the terms, covenants,
       203 conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Notes.

          6. The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in either Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provision of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, either Indenture.

          7. Set forth on Annex A attached hereto is a true, correct and complete list of all of the Borrower's
Subsidiaries and Joint Ventures, the jurisdiction of incorporation or organization of each such Subsidiary and Joint Venture and the nature and percentage of the Borrower's ownership of each such Subsidiary and Joint Venture.

          8.  The Commitments (as defined in each of the Prior
Credit Agreements) has been terminated in accordance with its terms.

                                                    EXHIBIT G



         OPINION OF MILBANK, TWEED, HADLEY & McCLOY,
              SPECIAL COUNSEL FOR THE BORROWER

                                                February 28, 1995


               We have acted as special counsel to National Rural
Utilities Cooperative Finance Corporation (the "Borrower") in connection with the $2,430,000,000 Revolving Credit
Agreement dated as of February 28, 1995 (the "Agreement") among the Borrower, the Banks party thereto, J.P. Morgan
Securities Inc. and The Bank of Nova Scotia, as Co-
Syndication Agents, and Morgan Guaranty Trust Company of New
York, in its capacity as Administrative Agent (the "Agent").
All capitalized terms used but not defined herein have the respective meanings given to such terms in the Agreement.



               In rendering the opinions expressed below, we have examined:

          (i)the Agreement;

         (ii)  the Notes; and

        (iii) such corporate records of the Borrower and such other documents as we have deemed necessary as a basis for the opinions expressed below.

In our examination, we have assumed the genuineness of all signatures (other than the Borrower's), the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Agreement and certificates of appropriate representatives of the Borrower.

               In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter (except as provided below), that:

       205     (i)  such documents have been duly authorized
                    by, have been duly executed and
                    delivered by, and constitute legal,
                    valid, binding and enforceable
                    obligations of, all of the parties
                    (except the Borrower) to such documents;

         (ii) all signatures (except signatures of officers of the Borrower) to such documents have been duly authorized; and

        (iii) all of the parties to such documents (except the Borrower) are duly organized and validly existing and have the power and authority (corporate and other) to execute, deliver and perform such documents.

               Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

               1. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Agreement and the Notes. The Agreement and the Notes have been duly and validly authorized, executed and delivered by the Borrower, and the Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes constitute legal, valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Agreement and the Notes is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

               2. To our best knowledge, there are no actions, suits, proceedings or investigations pending or threatened
       106 against the Borrower by or before any court or
any governmental authority, body or agency or any arbitration board which in our view are reasonably likely to materially adversely affect the business, property, assets, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Agreement or the Notes.

               3. No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of the Agreement or the Notes.

               4. The holders of the Borrower's Capital Term Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.

               5. Neither the execution and delivery of the Agreement or the Notes, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit known to us applicable to the Borrower, or will conflict or be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument known to us to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, to our best knowledge the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Notes.

               6. The Borrower has received a ruling from the Internal Revenue Service to the effect that it is exempt
       207 from payment of Federal income tax under Section
501(c)(4) of the Internal Revenue Code of 1986, and nothing has come to our attention that leads us to believe that the Borrower is not so exempt.

               7. The Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               8. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

               9. The Commitments (as defined in each of the Prior Credit Agreements) have been terminated.

               The foregoing opinions are subject to the following qualifications:

               We express no opinion as to the effect of the laws of any jurisdiction in which any Bank is located (other than New York) that limit the interest, fees or other charges such Bank may impose.

               We express no opinion concerning any law other than the law of New York, the District of Columbia and the federal law of the United States. Insofar as this opinion pertains to matters of District of Columbia law, we have relied on the opinion of John Jay List, Esq. being delivered to you contemporaneously herewith.

               This opinion letter is, pursuant to Section
3.01(d) of the Agreement, provided to you by us in our capacity as special counsel to the Borrower and at its request and may not be relied upon by any Person or for any purpose other than in connection with the transactions contemplated by the Agreement without, in each instance, our prior written consent.

                            Very truly yours,

       208                                         EXHIBIT H



                         OPINION OF
           DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                        FOR THE AGENT


                                           February 28, 1995


To the Banks and the Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

               We have participated in the preparation of the $2,430,000,000 Revolving Credit Agreement dated as of February 28, 1995 (the "Credit Agreement") among the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

               We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

               Upon the basis of the foregoing, we are of the opinion that:

               1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

       209                 2.  The Credit Agreement constitutes a valid
and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

               In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have relied, without independent investigation, as to all matters governed by the laws of the District of Columbia, upon the opinion of John Jay List, Esq., General Counsel of the Borrower, dated the date hereof, a copy of which has been delivered to you.

                             Very truly yours,
       210                                                EXHIBIT I


                    EXTENSION AGREEMENT

                                                   [Date]


National Rural Utilities
  Cooperative Finance Corporation
Woodland Park
2201 Cooperative Way
Herndon, VA  22071-3025

Morgan Guaranty Trust Company
  of New York, as Administrative Agent
  under the Credit Agreement
  referred to below
60 Wall Street
New York, NY  10260

Gentlemen:

               Effective as of [effective date], the undersigned hereby agree to extend the Termination Date as now in effect under the $ 2,430,000,000 Credit Agreement dated as of February 28, 1995 as amended and supplemented from time to time (the "Credit Agreement"), among National Rural Utilities Cooperative Finance Corporation, the Banks listed therein,
J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of
New York, as Administrative Agent, to [Date]. Terms defined in the Credit Agreement are used herein as therein defined.

               This Extension Agreement shall be construed in accordance with and governed by the law of the State of New
York.

                            [NAME OF BANK]

                            By____________________________
                              Title:


       211                  [NAME OF BANK]

                            By____________________________
                              Title:



                            MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as Administrative Agent


                            By____________________________
                              Title:

Agreed and accepted:

NATIONAL RURAL UTILITIES
  COOPERATIVE FINANCE CORPORATION


By_______________________________
  Title:

       212                                            EXHIBIT J


            ASSIGNMENT AND ASSUMPTION AGREEMENT
               AGREEMENT dated as of ___________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").


                    W I T N E S S E T H


               WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $2,430,000,000 Credit
Agreement dated as of February 28, 1995 (the "Credit
Agreement") among the Borrower, the Assignor and the other
Banks party thereto, as Banks, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent
(the "Agent");

               WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

               WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

               WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

               SECTION 1.  Definitions. All capitalized terms not
otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.


       213     SECTION 2.  Assignment.  The Assignor hereby
assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

               SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

               SECTION 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to
Section 9.06(c) of the Credit Agreement the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

               SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower
       214 in respect of the Credit Agreement or any Note.
The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

               SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7.  Counterparts.  This Agreement may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                               [ASSIGNOR]



                               By_________________________
                                 Title:

                               [ASSIGNEE]



                               By__________________________
                                 Title:



                               NATIONAL RURAL UTILITIES
                                 COOPERATIVE FINANCE CORPORATION



                               By__________________________
                                 Title:

                               MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as Administrative Agent


                               By__________________________
                                 Title: